UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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INSTEEL INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INSTEEL
INDUSTRIES INC.

# Notice of 2021 Annual Meeting of Shareholders

Dear

Shareholder

H.O. Woltz III Chairman of the Board January 4, 2021	“ Thank you for your continued support and interest in Insteel Industries Inc.”

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of Insteel Industries Inc. to be held February 16, 2021 at 9:00 a.m. Eastern Time. The meeting will take place at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina.

The attached proxy statement and formal notice of the meeting describe the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the Company’s affairs by voting on the matters described in the proxy statement. At the meeting, we will also discuss our operations, fiscal year 2020 financial results and our plans for the future. Our directors and management team will be available to answer any questions you may have. We hope that you will be able to attend.

Your vote is important to us. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. If you attend the meeting, you may elect to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person. If you hold shares in “street name” and would like to vote at the meeting, you should follow the instructions provided in the proxy statement.

Thank you for your continued support and interest in Insteel Industries Inc.

Sincerely,

Notice of Annual Meeting of Shareholders	1373 Boggs Drive Mount Airy, North Carolina 27030 (336) 786-2141

FEBRUARY 16, 2021

9:00 a.m., Eastern Time

Cross Creek Country Club

1129 Greenhill Road

Mount Airy, North Carolina 27030

Dear Shareholder:

At our Annual Meeting, we will ask you to:

1.	Elect two nominees named in this proxy statement to the Board of Directors for terms expiring in 2024;
2.	Approve, on an advisory basis, the compensation of our executive officers;
3.	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2021; and
4.	Transact such other business, if any, as may properly be brought before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on December 16, 2020 are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the meeting and vote your common stock in person, please mark, sign, date and promptly return the enclosed proxy card or voting instruction form in the postage-paid envelope according to the instructions printed on the card. Any proxy may be revoked at any time prior to its exercise by delivery of a later-dated proxy or by properly voting in person at the Annual Meeting.

Enclosed is a copy of our Annual Report for the year ended October 3, 2020, which includes a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

By Order of the Board of Directors

James F. Petelle

Secretary

January 4, 2021

Mount Airy, North Carolina

Table

of Contents

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Proxy Summary

This summary highlights certain information that is described in more detail elsewhere in this proxy statement. This summary does not contain all the information you should consider before voting on the issues at our annual meeting, so we ask that you read the entire proxy statement carefully. Page references are provided to help you quickly find further information.

2021 Annual Meeting of Shareholders

Date and Time:	February 16, 2021
9:00 a.m. Eastern Time

Place:	Cross Creek Country Club
1129 Greenhill Road
Mount Airy, NC 27030

Eligibility to Vote

You can vote at our annual meeting if you were a shareholder of record of our common stock at the close of business on December 16, 2020.

Governance Highlights

We are committed to high standards of corporate governance, and our Board is committed to acting in the long-term best interests of our shareholders. Our Nominating and Governance Committee continually reviews our policies and practices in light of recent trends in corporate governance, but with its primary focus on the long-term interest of shareholders. Below is a summary of our corporate governance highlights with respect to our Board of Directors.

•	Six out of our seven directors are independent.
•	Our Lead Independent Director leads executive sessions of the independent directors, which are held in conjunction with each regularly scheduled board meeting.
•	We require that a nominee for director submit a resignation to the Board if he or she fails to receive a majority of the shares voted in an uncontested election.
•	We maintain fully independent Audit, Compensation and Nominating and Governance Committees.
•	We have share ownership guidelines for directors and executive officers.
•	Our directors and executive officers are prohibited from hedging our stock and are required to obtain prior approval of any pledge of our stock.
•	We conduct annual Board, committee and CEO evaluations.
•	Our Board participates in annual director education programs.
•	We require approval of certain related party transactions and annual Audit Committee review of any such transactions.

Information about our corporate governance policies and practices can be found at pp. 9-13.

VOTING MATTERS

Proposal	Vote Required	Board Recommendation
Proposal 1: Election of two nominees to the Board of Directors	Plurality of Votes Cast*	FOR all nominees
Proposal 2: Advisory Vote on the compensation of our executive officers	Majority of the Votes Cast	FOR
Proposal 3: Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2021.	Majority of the Votes Cast	FOR

*	Although a director will be elected by a plurality of the votes cast, if the director receives less than a majority of the shares voted in an uncontested election (such as this one), the director is required to submit his or her resignation to the Board. See “Board Governance Guidelines” on p. 11.

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Election of Directors

We typically elect approximately one-third of our directors each year to serve three-year terms. Our Board of Directors currently consists of seven directors. We are seeking shareholder approval for two director nominees: G. Kennedy Thompson and H. O. Woltz III, each of whom have been nominated for three-year terms.

Information about our director nominees, continuing directors and executive officers can be found at pp. 16-19.

Advisory Vote on the Compensation of our Executive Officers

Our executive compensation program emphasizes performance-based compensation, so the amount of compensation paid to our executive officers varies significantly based on our financial performance. We seek primarily to build long-term shareholder value, and therefore we base the payment of annual cash bonuses on our return on capital, a metric that has been shown to be closely associated with long-term growth in shareholder value. Compensation practices include:

Stock ownership guidelines
Double triggers in our change in control severance agreements
Clawback policy
No significant perquisites
Prohibition of hedging of our shares
Long-term incentives are entirely equity-based
Prohibition of stock option repricing

Information about our executive compensation program can be found in the “Compensation Discussion and Analysis” at pp. 20-28, and in the compensation tables at pp. 29-36.

Ratify the Appointment of Grant Thornton LLP as our Independent Public Accounting Firm for Fiscal 2021

Information concerning our independent public accounting firm, including the fees we paid them in our fiscal years 2019 and 2020, and the Report of the Audit Committee, can be found at pp. 39-40.

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Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 16, 2021:

The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy and 2020 Annual Report to the Shareholders are available on our corporate website at https://investor.insteel.com/financial-information/annual-reports.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on February 16, 2021 at 9:00 a.m., Eastern Time, and at any adjournments or postponements of the Annual Meeting. The meeting will take place at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina. This proxy statement, accompanying proxy card and the 2020 Annual Report, which includes a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), are first being mailed or made available to our shareholders on or about January 4, 2021.

This proxy statement summarizes certain information you should consider before you vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. If you do not expect to attend or prefer to vote by proxy, you may follow the voting instructions on the enclosed proxy card. In this proxy statement, Insteel Industries Inc. is generally referred to as “we,” “our,” “us,” “Insteel Industries,” “Insteel” or “the Company.”

The enclosed proxy card indicates the number of shares of Insteel common stock that you own as of the record date of December 16, 2020. In this proxy statement, outstanding Insteel common stock (no par value) is sometimes referred to as the “Shares.”

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Corporate Governance Guidelines and Board Matters

The Board of Directors

Our bylaws provide that our Board of Directors will have not less than five nor more than 10 directors, with the precise number to be established by resolution of the Board from time to time. We currently have seven directors. Our Nominating and Governance Committee annually considers whether the size of the Board is optimal, given its work-load, the Committees on which directors serve and the Company’s size and complexity.

The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, our lead independent director, key executive officers and our principal external advisers (legal counsel, auditors, investment bankers and other consultants), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

At its meeting on August 25, 2009, the Board of Directors adopted Board Governance Guidelines, which were amended most recently on August 18, 2020. The Board Governance Guidelines are available on our website at https://investor.insteel.com/corporate-governance/governance-documents.

The Board of Directors, at its meeting on November 17, 2020, determined that the following members of the Board, which constitute a majority thereof, each satisfy the definition of “independent director,” as that term is defined under the Nasdaq Global Select Market (“Nasdaq”) listing standards: Abney S. Boxley, Anne M. Lloyd, W. Allen Rogers II, Jon M. Ruth, Joseph A. Rutkowski and G. Kennedy Thompson. Our Chairman and Chief Executive Officer, H.O. Woltz, is currently our only non-independent director. In addition to considering the objective independence criteria established by Nasdaq, the Board also made a subjective determination as to each of these directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out his responsibilities as one of our directors. In making these determinations, the Board reviewed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Directors are expected to attend all meetings of the Board of Directors and all meetings of Board committees on which they serve. The independent directors meet in executive session with no members of management present before or after each regularly scheduled meeting (see “Executive Sessions” below). The Board of Directors met five times in fiscal 2020. Each director attended at least 75% of the meetings of the Board and committees on which he served during fiscal 2020.

Director Attendance at Annual Meetings

The Board has determined that it is in our best interest for all members of the Board of Directors to attend the Annual Meeting of Shareholders. All members of our Board of Directors attended our 2020 annual meeting.

Committees of the Board

The Audit Committee

The Board has an Audit Committee, which assists the Board in fulfilling its responsibilities to shareholders concerning our accounting, financial reporting and internal controls, and facilitates open communication between the Board, outside auditors and management. The Audit Committee discusses the financial information prepared by management, our internal controls and our audit process with management and with outside auditors. The Audit Committee is charged with the responsibility of selecting our independent registered public accounting firm. The independent registered public accounting firm meets with the Audit Committee (both with and without the presence of management) to review and discuss various matters pertaining to the audit process, including our financial statements, the scope and terms of its work, the results of its

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year-end audit and quarterly reviews, and its recommendations concerning the financial practices, controls, procedures and policies we employ. The Board has adopted a written charter for the Audit Committee as well as a Pre-Approval Policy regarding all audits, audit-related, tax and other non-audit related services to be performed by the independent registered public accounting firm.

The Audit Committee is a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that consists of Ms. Lloyd and Messrs. Rogers and Thompson. Mr. Thompson served as chair of the Audit Committee during fiscal 2020. The Board, at its meeting in November 2020, determined that each of the members of the Audit Committee meets the definition of “independent director” and certain audit committee-specific independence requirements under Nasdaq rules and SEC requirements. At the same meeting, the Board also determined that each of Mr. Rogers, Mr. Thompson and Ms. Lloyd qualify as an “Audit Committee Financial Expert” as defined under SEC rules. The Board of Directors has also determined that each of the Audit Committee members is financially literate as such qualification is interpreted in the Board’s judgment. The functions of the Audit Committee are further described herein under “Report of the Audit Committee.”

The Audit Committee met six times during fiscal 2020, and members of the Audit Committee consulted with management of the Company, the internal auditor and the independent registered public accounting firm at various times throughout the year. The charter for the Audit Committee, as most recently revised February 19, 2008, is available on our website at https://investor.insteel.com/corporate-governance/governance-documents.

The Executive Compensation Committee

The Executive Compensation Committee is responsible for (i) determining appropriate compensation levels for our executive officers, including any employment, severance or change in control arrangements; (ii) evaluating officer and director compensation plans, policies and programs; (iii) reviewing benefit plans for officers and employees; and (iv) producing an annual report on executive compensation for inclusion in the proxy statement.

The Executive Compensation Committee Report is included in this proxy statement. The Executive Compensation Committee also reviews, approves and administers our incentive compensation plans and equity-based compensation plans and has sole authority for making awards under such plans, including their timing, valuation and amount. In addition, the Executive Compensation Committee reviews and recommends the structure and level of outside director compensation to the full Board. The Executive Compensation Committee has the discretion to delegate any of its authority to a subcommittee, but did not do so during fiscal 2020. The Executive Compensation Committee is chaired by Mr. Ruth and includes directors Boxley, Lloyd, Rutkowski and Thompson. The Executive Compensation Committee met twice during fiscal 2020. At its meeting in November 2020, the Board of Directors determined that each of the members of the Executive Compensation Committee meets the definition of “independent director” and certain compensation committee-specific independence requirements under Nasdaq rules and SEC requirements. The charter of the Executive Compensation Committee, as most recently revised on November 12, 2019, is available on our website at https://investor.insteel.com/corporate-governance/governance-documents.

The Executive Compensation Committee consults with members of our executive management team on a regular basis regarding our executive compensation program. Our executive compensation program, including the role members of our executive management team and outside compensation consultants play in assisting with establishing compensation, is discussed in more detail below under “Executive Compensation - Compensation Discussion and Analysis.” Our Executive Compensation Committee has retained Pearl Meyer & Partners, LLC to serve as its outside consultant during fiscal 2020.

The Nominating and Governance Committee

The Nominating and Governance Committee is responsible for establishing Board membership criteria, identifying individuals qualified to become Board members consistent with such criteria and recommending nominations of individuals for director when openings exist, recommending the appointment of Board committee members and chairs, and reviewing corporate governance issues. Specifically, this Committee periodically reviews our classified board structure, our director election qualifications and procedures, and makes recommendations as appropriate to our Board.

The Committee also reviews and recommends changes as necessary to the Board Governance Guidelines and our Code of Business Conduct and facilitates an annual Board self-assessment process.

The Nominating and Governance Committee, which consists of Messrs. Rogers, Boxley, Ruth and Rutkowski, met four times during fiscal 2020. The Nominating and Governance Committee was chaired by Mr. Rutkowski during fiscal 2020. The Board of Directors, at its meeting in November 2020, determined that each of the members of the Nominating and Governance Committee meets the definition of “independent director” as that term is defined under Nasdaq rules. The charter of the Nominating and Governance Committee, as most recently revised on October 2, 2017, is available on our website at https://investor.insteel.com/corporate-governance/governance-documents.

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Executive Sessions

Pursuant to the listing standards of Nasdaq, the independent directors are required to meet regularly in executive sessions. Generally, those sessions are chaired by the lead independent director. During fiscal 2020, the lead independent director was W. Allen Rogers II. During the Board’s executive sessions, the lead independent director has the power to lead the meeting, set the agenda and determine the information to be provided. During fiscal 2020, the Board held four executive sessions.

The lead independent director can be contacted by writing to Lead Independent Director, Insteel Industries Inc., c/o James F. Petelle, Secretary, 1373 Boggs Drive, Mount Airy, North Carolina 27030. We screen mail addressed to the lead independent director for security purposes and to ensure that it relates to discrete business matters that are relevant to the Company. Mail that satisfies these screening criteria will be forwarded to the lead independent director.

Board Governance Guidelines

In conjunction with the Board’s establishment of the Nominating and Governance Committee in 2009, the Board adopted Board Governance Guidelines to set forth the framework pursuant to which the Board governs the Company. Among other things, the Board Governance Guidelines describe the expectations regarding attendance at the Annual Meeting and at Board meetings, require regular meetings of independent directors in executive session, describe the functions of the Board’s standing committees, including an annual self-assessment process facilitated by the Nominating and Governance Committee, and set forth the procedure pursuant to which shareholders may communicate with directors. Our Board Governance Guidelines and the charter of our Nominating and Governance Committee were amended on October 2, 2017 to provide that a director who fails to receive a majority of the shares voted in an uncontested election shall tender his or her resignation to the board, within 10 days of the certification of election results. The Nominating and Governance Committee will consider the tendered resignation and recommend to the Board the action to be taken with respect to the resignation. The Board will act on the tendered resignation, taking into account such recommendation, and publicly disclose its decision regarding the tendered resignation within 90 days from the date of the certification of the election results.

Board Leadership Structure

Our CEO also serves as Chairman of our Board of Directors, and we have a lead independent director. The Board has determined that this structure is appropriate because it believes that at this time it is optimal to have one person speak for and lead the Company and the Board, and that the CEO should be that person. We believe that our lead independent director position, the number and strength of our independent directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of Chairman and CEO.

The lead independent director presides at meetings of our independent directors, which are held prior to or following all of our regularly scheduled Board meetings. As noted above, the lead independent director may call for other meetings of the independent directors or of the full Board if he deems it necessary. The lead independent director also consults with the Chairman regarding meeting agendas, and serves as the principal liaison between the independent directors and the Chairman.

Risk Oversight

Our Board has overall responsibility for risk oversight. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes related to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Executive Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominating and Governance Committee oversees risks related to our governance structure and succession planning for Board membership. Beginning in fiscal 2010, we instituted a formal process in which the major business risks facing the company are identified and assessed, and appropriate strategies are identified to respond to such risks. This risk assessment process is conducted and reviewed with the Board on an ongoing basis.

The Board believes that its ability to oversee risk is enhanced by having one person serve as the Chairman of the Board and CEO. With his in-depth knowledge and understanding of the Company’s operations, Mr. Woltz as Chairman and CEO is better able to bring key strategic and business issues and risks to the Board’s attention than would a non-executive Chairman of the Board.

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Code of Business Conduct

Consistent with the Board’s commitment to sound corporate governance, the Board adopted a Code of Business Conduct (the “Code of Conduct”) in 2003, which applies to all of our employees, officers and directors. The Code of Conduct incorporates an effective reporting and enforcement mechanism. The Board has adopted this Code of Conduct as its own standard. The Code of Conduct was prepared to help employees, officers and directors understand our standard of ethical business practices and to promote awareness of ethical issues that may be encountered in carrying out their responsibilities. The Code of Conduct is included in an employment manual, which is supplied to all of our employees and officers and in a Board of Directors Manual for directors, each of whom are expected to read and acknowledge in writing that they understand such policies.

Stock Ownership Guidelines

We have had stock ownership guidelines that apply to our directors and executive officers since 2011. Under the guidelines, the CEO is expected to own Company stock valued at three times his annual salary, while our other executive officers are expected to own stock valued at one-and-one-half times their annual salary. A newly-appointed executive officer would have five years to comply from the date upon which he or she becomes covered under the guidelines. Directors are required to own three times their annual cash retainers, and have three years from the date they joined the Board in which to comply. All directors and executive officers who have the respective minimum service times in their positions are in compliance with our guidelines.

Policy Regarding Hedging or Pledging of Insteel Stock

We also have a policy prohibiting Insteel directors and officers who are subject to Section 16 reporting requirements (“Section 16 Officers”) from entering into financial transactions designed to hedge or offset any decrease in the market value of our stock. In addition, the policy requires that directors and Section 16 Officers pre-disclose to the Board any intention to enter into a transaction involving the pledge or other use of our stock as collateral to secure personal loans. As of the record date, December 16, 2020, no current directors or Section 16 Officers have pledged any shares of Insteel Common Stock.

Availability of Bylaws, Board Governance Guidelines, Code of Conduct and Committee Charters

Our Bylaws, Board Governance Guidelines, Code of Business Conduct, Audit Committee Charter, Audit Committee Pre-Approval Policy, Executive Compensation Committee Charter and Nominating and Governance Committee Charter are available on our website at https://investor.insteel.com/corporate-governance/governance-documents, and in print to any shareholder upon written request to our Secretary.

Shareholder Recommendations and Nominations

The Nominating and Governance Committee Charter provides that the Committee will review the qualifications of any director candidates that have been properly recommended to the Committee by shareholders. Shareholders should submit any such recommendations in writing c/o Insteel Industries Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030, Attention: James F. Petelle, Vice President and Secretary. In addition, in accordance with our bylaws, any shareholder entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board if such shareholder complies with the notice procedures set forth in the bylaws and summarized in “Shareholder Proposals for the 2022 Annual Meeting” below.

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Process for Identifying and Evaluating Director Candidates

Pursuant to its charter and our Board Governance Guidelines, the Nominating and Governance Committee is responsible for developing and recommending to the Board criteria for identifying and evaluating candidates to serve as directors. The Committee believes that Insteel benefits by fostering a mix of experienced directors with a deep understanding of our industry, including its highly cyclical nature, and who will represent the long-term interests of our shareholders. The criteria considered by the committee in evaluating potential candidates for director include:

•	Independence;
•	Leadership experience;
•	Business and financial experience;
•	Familiarity with our industry, customers and suppliers;
•	Integrity;
•	Judgment;
•	Other company board or management relationships;
•	Existing time commitments; and
•	Nasdaq and other regulatory requirements for the Board and its committees.

The Board seeks to ensure that its membership consists of directors who have diverse backgrounds, experience and view-points that are relevant in the context of our highly cyclical and competitive business, but does not have a formal policy on diversity as it relates to race, gender or national origin.

The Nominating and Governance Committee periodically assesses whether the number of directors on our Board is appropriate and whether any vacancies are anticipated. The Board does not have a formal policy on age or length of service for directors.

The Committee works with the Chairman of the Board to identify and recruit qualified director candidates in accordance with the director qualifications set forth in our Board Governance Guidelines, and also may retain a third party search firm to assist in the identification of possible candidates for election to the Board. In addition, the Committee will consider any director candidates that have been properly recommended to the Committee by our shareholders or directors. Upon the recommendation of the Committee, the Board evaluates each director candidate based upon the totality of the merits of each candidate as well as the needs of the Board, and not based on minimum qualifications or attributes.

When considering a director candidate standing for re-election, in addition to the above criteria, the Board will also consider the past contribution of the individual and his or her future commitment to us. Upon completion of discussions by the full Board regarding the candidates recommended by the Committee, the Board determines, as applicable, whether to (i) approve and recommend one or more candidates to the shareholders for election at the applicable annual meeting, or (ii) elect one or more candidates to fill vacated or newly created positions on the Board.

Communications with the Board of Directors

The Board has approved a process for shareholders to send communications to the Board. Shareholders can send communications to the Board and, if applicable, to any of its committees or to specified individual directors in writing c/o Insteel Industries Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030, Attention: James F. Petelle, Vice President and Secretary.

We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors.

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Security Ownership of Certain Beneficial Owners

On the record date, December 16, 2020, to our knowledge, no one other than the shareholders listed below beneficially owned more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
BlackRock, Inc. and affiliates(1) 55 East 52nd Street New York, NY 10055	2,901,058	15.0%
Franklin Mutual Advisers, LLC and affiliates(2) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	1,507,495	7.8%
Dimensional Fund Advisors LP(3) Building One 6300 Bee Cave Road Austin, Texas 78746	1,266,833	6.6%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	1,207,115	6.2%
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	1,201,387	6.2%

(1)	Based upon information set forth in a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 4, 2020 reporting sole power to vote or direct the vote of 2,856,764 shares and sole power to dispose or direct the disposition of 2,901,058 shares. In its Schedule 13G/A, BlackRock, Inc. reported that the interest of iShares Core S&P Small-Cap ETF in the specified shares is more than 5% of the outstanding shares of our common stock.
(2)	Based upon information set forth in a Schedule 13G filed with the SEC by Franklin Mutual Advisers, LLC on February 3, 2020 reporting sole power to vote or direct the vote of 1,397,348 shares and sole power to dispose or direct the disposition of 1,507,495 shares. Franklin Mutual Advisers, LLC disclaimed beneficial ownership of such shares.
(3)	Based upon information set forth in a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP on February 12, 2020 reporting that it or its subsidiaries may possess sole power to vote or direct the vote of 1,207,407 shares and sole power to dispose or direct the disposition of 1,266,833 shares. Dimensional Fund Advisors LP and its subsidiaries disclaimed beneficial ownership of such shares.
(4)	Based upon information set forth in a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. on February 14, 2020 reporting sole power to vote or direct the vote of 319,030 shares and sole power to dispose or direct the disposition of 1,207,115 shares.
(5)	Based upon information set forth in a Schedule 13G/A filed with the SEC by The Vanguard Group on February 12, 2020 reporting sole power to vote or direct the vote of 17,605 shares, shared power to vote or direct the vote of 1,581 shares, sole power to dispose or direct the disposition of 1,184,520 shares and shared power to dispose or direct the disposition of 16,867 shares.

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Security Ownership of Directors and Executive Officers

The following table shows the number of shares of our common stock, beneficially owned on December 16, 2020, the record date, by each of our directors, each of our executive officers, and by all such directors and executive officers as a group. The table also shows the number of restricted stock units (“RSUs”) held by each individual and the number of shares of our common stock that each individual had the right to acquire by exercise of stock options within 60 days after the record date. Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder’s name. The address of all listed shareholders is c/o Insteel Industries Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030.

	Number of		Options
	Shares of		Exercisable
Name of Beneficial Owner	Common Stock	RSUs(1)	Within 60 days	Total	%
Abney S. Boxley, III	7,782	2,716		7,782
Anne M. Lloyd	0	2,716		0	*
W. Allen Rogers II	82,516	2,716		82,516	*
Jon M. Ruth	10,915	2,716		10,915	*
Joseph A. Rutkowski	10,903	2,716		10,903	*
G. Kennedy Thompson	20,466	2,716		20,466	*
H. O. Woltz III(2)	685,778	38,152	97,525	783,303	4.0
Mark A. Carano	0	3,147	0	0	*
James F. Petelle	16,383	9,540	22,205	38,588	*
Richard T. Wagner	31,750	17,487	40,712	72,462	*
Michael C. Gazmarian(3)	42,069	0	0	42,069	*
All Directors and Executive Officers as a Group (10 Persons)	866,493		160,442	1,026,935	5.3

(1)	The economic terms of RSUs are substantially similar to shares of restricted stock. However, because shares of restricted stock carry voting rights while RSUs do not, pursuant to SEC rules shares of restricted stock would be included in the “Total” column, while RSUs are not so included. We show them here because we believe it provides additional information to our shareholders regarding the equity interests our executive officers and directors hold in the Company.
(2)	Includes 186,414 shares held in various trusts for which Mr. Woltz serves as co-trustee. Mr. Woltz shares voting and investment power for these shares. He disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in them.
(3)	Based on Section 16 filings and other information made available to us. Consistent with SEC rules, the securities owned by Mr. Gazmarian are not included in the total for all Directors and Officers as a group.
(*)	Less than 1%.

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Item Number One Election of Directors

Introduction

Our bylaws, as last amended December 19, 2016, provide that the number of directors, as determined from time to time by the Board, shall be not less than five nor more than 10, with the precise number to be determined from time to time by resolution of the Board. The Board has most recently set the number of directors at seven. The bylaws further provide that directors shall be divided into three classes serving staggered three-year terms, with each class to be as nearly equal in number as possible.

Accordingly, if elected by our shareholders at this Annual Meeting, Messer’s Thompson and Woltz will serve three-year terms expiring at the 2024 Annual Meeting of Shareholders or until their successors are elected and qualified. Each of the nominees presently serve as our directors. It is not contemplated that any of the nominees will be unable or unwilling for good cause to serve, but if that should occur, it is the intention of the agents named in the proxy to vote for election of such other person or persons to serve as a director as the Board may recommend. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the expiration of such director’s term.

Vote Required

The nominees for director will be elected by plurality of the votes cast at the meeting at which a quorum representing a majority of all outstanding Shares is present and voting, either by proxy or in person. This means that the two nominees receiving the highest number of “FOR” votes will be elected as directors. However, pursuant to the charter of our Nominating and Governance Committee and our Board Governance Guidelines, a nominee who receives less than a majority of the votes cast in an uncontested election would be required to submit his or her resignation to the Board. See “Board Governance Guidelines” on p. 11.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING TWO NOMINEES TO SERVE AS DIRECTORS FOR THE TERMS DESCRIBED HEREIN.

Information Regarding Nominees, Continuing Directors and Executive Officers

We have set forth below certain information regarding our nominees for director, our continuing directors and our executive officers. The age shown for each such person is his age on December 16, 2020, our record date.

				Executive	Nominating and
		Director	Audit	Compensation	Governance
	Age	Since	Committee	Committee	Committee	Independent
Abney S. Boxley III	62	2018				Y
Anne M. Lloyd	59	2019				Y
W. Allen Rogers II	74	1986				Y
Jon M. Ruth	65	2016				Y
Joseph A. Rutkowski	65	2015				Y
G. Kennedy Thompson	70	2017				Y
H. O. Woltz III	64	1986				N

Chair

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Nominees for Directors with terms expiring at the 2024 Annual Meeting

H. O. WOLTZ III

Age 64
Director since: 1986

Mr. Woltz is our Chairman, President and Chief Executive Officer, having been employed by us and our subsidiaries in various capacities since 1978. He was named President and Chief Operating Officer in 1989, CEO in 1991 and Chairman of the Board in February 2009. He served as our Vice President from 1988 to 1989 and as President of Rappahannock Wire Company, formerly a subsidiary of our Company, from 1981 to 1989. He also serves as President of Insteel Wire Products Company, a current subsidiary of our Company. Mr. Woltz served as President of Florida Wire and Cable, Inc., also formerly a subsidiary of our Company, until its merger with Insteel Wire Products Company in 2002. He has been employed by us for 42 years and has been our President for 31 years. Our Board determined that he should continue to serve as a director because he has an intimate knowledge of our products, manufacturing processes, customers and markets, and draws on that knowledge to provide the Board with detailed analysis and insight regarding the Company’s performance as well as extensive knowledge of our industry.

G. KENNEDY (“KEN”) THOMPSON

Age 70
Director since: 2017
INDEPENDENT

Mr. Thompson retired in April 2019 from Aquiline Capital Partners LLC, a private equity firm investing in the global financial services sector where he had been a partner since 2009. Prior to joining Aquiline, Mr. Thompson was Chairman, President and Chief Executive Officer of Wachovia Corporation, a publicly traded regional bank from 1999 to 2008. Previously, Mr. Thompson was the chairman of The Clearing House, The Financial Services Roundtable and the Financial Services Forum. He is a former president of the International Monetary Conference and was also president of the Federal Advisory Council of the Federal Reserve Board. Mr. Thompson currently serves as a director of two other publicly traded companies: Lending Tree, Inc. and Pinnacle Financial Partners, Inc. We determined Mr. Thompson should continue to serve as a director because of his financial expertise, public company leadership experience and executive management experience.

Committee Memberships:

•   Executive Compensation Committee

•   Audit Committee (Chair)

Current Directorships:

•   Lending Tree, Inc.

•   Pinnacle Financial Partners, Inc.

Continuing Directors with terms expiring at the 2022 Annual Meeting

JON M. RUTH

Age 65
Director since: 2016
INDEPENDENT

Mr. Ruth retired from Cargill Incorporated, a global provider of food, agricultural, industrial and financial products and services in August of 2015, following 35 years of service to Cargill. Mr. Ruth served in various senior executive positions with Cargill, most recently as vice president leading its SAP enterprise resource planning implementation across its businesses in Europe and North America from 2005 to 2015, as a director of North Star BlueScope Steel, a joint venture between Cargill and BlueScope Steel from 2004 to 2015, and as President of North Star Steel from 2003 to 2005. Our Board determined that he should continue to serve as director because of his extensive experience as a senior executive of a large multi-national company with specific experience in the steel industry.

Committee Memberships:

•   Executive Compensation Committee (Chair)

•   Nominating and Governance Committee

JOSEPH A. RUTKOWSKI

Age 65
Director since: 2015

INDEPENDENT

Mr. Rutkowski has been a Principal at Winyah Advisors LLC, a management consulting firm, since 2010. Previously, Mr. Rutkowski spent 21 years at Nucor Corporation (Nucor), the largest steel producer in the United States. Mr. Rutkowski began his career with Nucor in 1989, most recently serving as Executive Vice President of Business Development, International and North America, for Nucor from November 1998 until his retirement on February 28, 2010. He served as Vice President of Nucor from 1993 to 1998 and previously as General Manager of a number of Nucor steel mills. Our Board determined that he should continue to serve as a director because of his extensive background as a senior executive in the steel industry and because he also contributes his experience as a current director of Cenergy Holdings S.A., a Belgian company, and as a former director of Cleveland Cliffs, Inc., a U.S. public company.

Committee Memberships:

•   Executive Compensation Committee

•   Nominating and Governance Committee (Chair)

Current Directorship:

•   Cenergy Holdings S.A.

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Continuing Directors with terms expiring at the 2023 Annual Meeting

ABNEY S. BOXLEY, III

Age 62
Director since: 2018

INDEPENDENT

Mr. Boxley was an employee of Boxley Materials Company beginning in 1980, and president and CEO of that company from 1988 until its acquisition by Summit Materials Inc. in 2018. Mr. Boxley currently serves as Summit Materials President, Eastern Region. In addition to our Board, Mr. Boxley serves on the boards of two other public companies: Pinnacle Financial Partners, Inc. and RGC Resources, Inc., as well as on a number of non-profit boards. Our board determined that Mr. Boxley should continue to serve as a director because of his in-depth knowledge of the construction aggregates business, a business that is related to ours, and because he brings to our board his experience as a CEO of a substantial business enterprise and his experience as a director of two other public companies.

Committee Memberships:

•   Executive Compensation Committee

•   Nominating and Governance Committee

Current Directorships:

•   Pinnacle Financial Partners, Inc.

•   RGC Resources, Inc.

ANNE M. LLOYD

Age 59
Director since: 2019

INDEPENDENT

Ms. Lloyd served as Executive Vice President and Chief Financial Officer of Martin Marietta Materials, Inc., a publicly traded global supplier of building materials, from 2005 until her retirement in 2017. She joined Martin Marietta in 1998 as Vice President and Controller and was named Chief Accounting Officer in 1999. Ms. Lloyd currently serves as a director of Highwood Properties, Inc., a publicly traded company and as a director of James Hardie Industries p.l.c., an Irish publicly traded company. We believe that Ms. Lloyd should continue to serve as a director because of her financial expertise, her deep knowledge of the construction aggregates business, a business that is related to ours, and because of her extensive public-company experience, including as a director of two other public companies.

Committee Memberships:

•   Audit Committee

•   Executive Compensation Committee

Current Directorships:

•   Highwood Properties, Inc.

•   James Hardie Industries p.l.c.

W. ALLEN ROGERS II

Age 74
Director since: 1986

INDEPENDENT

Mr. Rogers is a Principal of Ewing Capital Partners, LLC, an investment banking firm founded in 2003 and a partner in Peter Browning Partners, LLC, a provider of advisory services to public-company boards. From 2002 to 2003, he was a Senior Vice President of Intrepid Capital Corporation, an investment banking and asset management firm. From 1998 until 2002, Mr. Rogers was President of Rogers & Company, Inc., a private investment banking boutique. From 1995 through 1997, Mr. Rogers served as a Managing Director of KPMG BayMark Capital LLC, and the investment banking practice of KPMG. Mr. Rogers served as Senior Vice President – Investment Banking of Interstate/Johnson Lane Corporation from 1986 to 1995 and as a member of that firm’s Board of Directors from 1990 to 1995. He is a director of Ewing Capital Partners, LLC, a private company. Mr. Rogers serves as our Lead Independent Director. Our Board determined that Mr. Rogers should continue to serve as a director due to his expertise in public capital markets, investment banking and finance, some of which is attributable to his participation as an investment banker in our initial public offering, as well as his expertise in public-company governance.

Committee Memberships:

•   Audit Committee

•   Nominating and Governance Committee

Current Directorship:

•   Ewing Capital Partners, LLC

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Executive Officers Who Are Not Continuing Directors or Nominees

In addition to Mr. Woltz, the executive officers listed below were appointed by the Board of Directors to the offices indicated for a term that will expire at the next annual meeting of the Board of Directors or until their successors are elected and qualify. The next meeting at which officers will be appointed is scheduled for February 16, 2021, at which each of our executive officers is expected to be reappointed.

Mark A. Carano, 51, has served as Senior Vice President, Chief Financial Officer and Treasurer since October 2020, and as Vice President, Chief Financial Officer and Treasurer since joining us in May 2020. Before joining us, Mr. Carano had been employed by Big River Steel, a privately-held manufacturer of steel products, having served as Chief Financial Officer since April 2019. Prior to Big River Steel, he served in various senior management finance roles with Babcock & Wilcox Enterprises from June 2013 to October 2018. Mr. Carano also has 14 years of combined investment banking experience with Bank of America, Merrill Lynch, Deutsche Bank and First Union Securities.

James F. Petelle, 70, has served as Vice-President-Administration, Secretary and Chief Legal Officer since October 2020. He joined us in October 2006 and he was elected Vice President and Assistant Secretary in November 2006 and Vice President - Administration and Secretary in January 2007. He was previously employed by Andrew Corporation, a publicly-held manufacturer of telecommunications infrastructure equipment, having served as Secretary from 1990 to May 2006, and Vice President - Law from 2000 to October 2006.

Richard T. Wagner, 61, has served as Senior Vice President and Chief Operating Officer since October 2020. He joined us in 1992 and has served as Vice President and General Manager of the Concrete Reinforcing Products Business Unit of our subsidiary, Insteel Wire Products Company, since 1998. He was appointed Vice President of the parent company, Insteel Industries Inc., in February 2007. From 1977 until 1992, Mr. Wagner served in various positions with Florida Wire and Cable, Inc., a manufacturer of PC strand and galvanized strand products, which was later acquired by us in 2000.

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Executive Compensation

Compensation Discussion and Analysis

I.	Executive Summary

Introduction

This section of our proxy statement provides you with a description of our executive compensation policies and programs, the decisions made by our Executive Compensation Committee (the “Committee”) regarding fiscal 2020 compensation for our executive officers and the factors that were considered in making those decisions. In fiscal 2020 our executive officers consisted of the following individuals:

H. O. WOLTZ III	President and Chief Executive Officer
MARK A. CARANO	Senior Vice President, Chief Financial Officer and Treasurer
MICHAEL C. GAZMARIAN	Former Vice President, CFO and Treasurer (retired from the Company July 31, 2020)
JAMES F. PETELLE	Vice President - Administration, Secretary and Chief Legal Officer
RICHARD T. WAGNER	Senior Vice President and Chief Operating Officer

Results of 2020 Say-On-Pay Vote

At our annual meeting on February 11, 2020, 98% of the shareholders who cast votes voted in favor of our Say-on-Pay proposal. The Committee believes that the consistent high level of support from our Shareholders for our executive compensation program over the past several years is a result of the Committee’s commitment to compensating our executive officers in a way that provides a close linkage between pay and performance, and that this level of support validates the appropriateness of our compensation program.

Compensation Program Changes for Fiscal 2020

The Committee does not typically adjust base salaries of our executive officers each fiscal year. Our executive officer compensation was most recently adjusted in the fourth quarter of fiscal 2018 and no changes were implemented in either fiscal 2019 or fiscal 2020.

Compensation Program Changes for Fiscal 2021

Subsequent to the end of Fiscal 2020, the Committee made the following adjustments to base salaries, to be effective December 28, 2020:

Executive Officer	Previous Base Salary	Base Salary Approved December 21, 2020
H. O. Woltz III	$635,000	$675,000
James F. Petelle	$225,000	$250,000
Richard T. Wagner	$330,000	$350,000

The Committee did not adjust the base salary of Mr. Carano, whose employment with us began May 18, 2020.

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Business and Financial Performance During Fiscal 2020

We are the nation’s largest manufacturer of steel wire reinforcing products for concrete construction applications. As such, our revenues normally are driven by the level of nonresidential construction activity. In our fiscal 2020, our financial performance improved over our fiscal 2019 performance, although we continued to be adversely impacted by high levels of low-priced imports of PC strand and standard welded wire reinforcing. In April and June 2020, we filed antidumping and countervailing duty petitions alleging violation of US trade law by imports of these products. The pendency of the cases had a favorable impact on the affected markets during the last half of fiscal 2020. Highlights of our fiscal 2020 performance are as follows:

•	Our revenues increased 3.7% to $472,618,000, while our shipments increased 17.3% to a record level.
•	Net earnings increased 240% to $19M or $0.98 per diluted share.
•	Return on capital, as calculated under our Return on Capital Incentive Compensation Plan (“ROCICP”) was 9.7%.
•	We acquired the assets of Strand Tech Manufacturing, Inc., a South Carolina based manufacturer of PC Strand on March 16, 2020. We believe this acquisition enhances our competitive position and earnings potential going forward.
•	We invested $7.1M in our facilities during fiscal 2020 in support of our ongoing efforts to reduce production costs, enhance our manufacturing capabilities and strengthen our market leadership position.
•	We ended fiscal 2020 debt-free with $68.7M of cash, providing us with ample liquidity to meet our funding requirements and pursue growth opportunities.
•	Following the end of fiscal 2020, our Board decided to return excess cash to our shareholders in the form of a special dividend of $1.50 per share, paid on December 18, 2020.

How Our Performance Affected Executive Officers’ Compensation

We design our executive officer compensation programs to maintain a close alignment between our financial performance and total executive compensation based on the Company’s return on capital. We believe return on capital is more closely correlated with the creation of shareholder value than any other performance measurement. For Fiscal 2020, we made short-term incentive payments at 85.4% of the targeted amounts, based on our return on capital of 9.7%.

The alignment between pay and performance in our programs is reflected in the correlation between the incentive payments under our ROCICP and our financial results. Because our markets are highly cyclical, we anticipate that the short-term incentive compensation of our executive officers will experience similar volatility, and we do not apply subjective factors to adjust compensation during periods where our failure to meet our return-on-capital targets may be due to factors outside the control of our executive officers. The following chart shows the substantial variability of our short-term incentive payments to our executive officers over the previous 10 years:

FY	Short-Term Incentive Payments As Percent of Target	Return on Capital (As Calculated Under Our ROCICP)
2011	0.0%	5.1%
2012	0.0%	1.4%
2013	85.6%	7.7%
2014	140.0%	10.4%
2015	153.1%	11.1%
2016	200.0%	23.1%
2017	163.0%	12.5%
2018	200.0%	16.6%
2019	0.0%	1.8%
2020	85.4%	9.7%

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Our Key Compensation Practices

Our Board and the Committee maintain governance standards applicable to our executive compensation and also maintain active oversight of our program, through the following key practices:

A Committee comprised solely of independent directors.
An independent compensation consultant that reports to and is directed by the Committee, and that provides no other services to the Company.
A clawback policy in the event of a financial restatement.
Change in control payments that are contingent upon a qualifying transaction and a qualifying termination of employment (commonly referred to as a “Double Trigger”).
Share ownership guidelines.
No tax gross-ups of any kind including for any excise taxes in conjunction with payments that are contingent upon a change in control.
No significant perquisites.
Award caps that apply to both our ROCICP and to our long-term incentives.
Mitigation of risk, in that responsible management of our assets is an integral component of the calculation of annual incentives payable under our ROCICP.

The remainder of this section of our proxy statement more fully describes our compensation program.

II.	Overall Objectives

The Committee believes that the success of the Company requires experienced leadership that fully understands the realities of Insteel’s challenging business environment and has demonstrated superior business judgment as well as the ability to effectively manage and operate the business. The Committee’s goal in developing its executive compensation system has been:

•	to attract, motivate and retain executives who will be successful in this environment;
•	to align executives’ interests with those of our shareholders; and
•	to provide appropriate rewards based on the financial performance of our business.

The Company is committed to “pay for performance” at all levels of the organization, and accordingly a substantial proportion of each executive officer’s total compensation is variable, meaning that it is determined based upon the Company’s financial performance. The Committee does not have a fixed formula to determine the percentage of pay that should be variable, but reviews the mix between base salary and variable compensation on an annual basis to ensure that its goal of paying for performance will be achieved.

The Committee also believes it is critically important to retain executive officers who have demonstrated their value to the Company. Accordingly, several elements of our compensation system are intended to provide strong incentives for executive officers to remain employed by us. For example, we provide a non-qualified supplemental retirement benefit to executive officers that requires a minimum of 10 years of service before any benefit vests and 30 years of service to earn the full benefit provided (50% of base salary per year for 15 years following retirement).

The Committee developed its executive compensation system with the assistance of an independent consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”). The consultant reports directly to the Committee and provides a scope of services that is defined by the Committee.

Consistent with the Committee’s policy, Pearl Meyer performed no other services for us during fiscal 2020. The Committee is responsible for establishing the CEO’s compensation, and it reviews and evaluates recommendations from the CEO regarding the compensation of other executive officers. The Committee regularly meets in executive session without members of management present, and solicits input from its consultant as necessary during its deliberations. In connection with its engagement of Pearl Meyer, the Committee conducted a conflict of interest assessment by using the factors applicable to compensation consultants under SEC and Nasdaq rules. After reviewing these and other factors, the Committee determined that Pearl Meyer was independent and that its engagement did not present any conflicts of interest.

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Following are the features of the compensation system that support the attainment of the Committee’s fundamental objectives:

•	Attract, motivate and retain key executives by providing total compensation opportunities competitive with those provided to executives employed by companies of a similar size and/or operating in similar industries.
In formulating our approach to total compensation each year, the Committee requires its consultant to compile peer group data and benchmark our compensation system against systems of other companies in similar industries, as well as comparably-sized companies in other industries. The objective of our benchmarking process is to provide total compensation opportunities to our executive officers that are near the median of our peer group. Although comparisons to compensation levels in other companies are considered helpful in assessing the overall competitiveness of our compensation practices, the Committee does not believe it needs to adhere precisely to the mathematical median, and it places a relatively greater emphasis on overall compensation opportunities rather than on setting each element of compensation at or near the median for that element.
•	Align executives’ interests with those of our shareholders by closely linking performance-based compensation to corporate performance.
• Annual Incentive. Our primary objective is to create shareholder value. To motivate our executive officers and align their interests with those of our shareholders, we provide annual incentives, which are designed to reward them for the attainment of short-term goals, and long-term incentives, which are designed to reward them for increases in our shareholder value over time. The annual incentive for our executive officers is based entirely on the Company’s return on capital, which is a measure that incorporates both the generation of earnings and the management of the Company’s balance sheet and is closely correlated with long-term shareholder returns.
• Long-Term Incentives. Our long-term incentives are entirely equity-based, comprised of 50% RSUs and 50% stock options. Use of these equity-based incentives ensures that their value is directly linked to changes in the price of our common stock. Following much consideration, we believe the time-based vesting of equity awards is appropriate in view of the highly volatile nature of our markets and financial performance, and our policy of making no subjective adjustments to the annual incentive when we do not achieve our return on capital targets. Our long-term incentive program does not include a cash component.
•	Encourage long-term commitment to the Company.

We believe that the value provided by employees increases over time as they become increasingly knowledgeable about our industry, customers and competitors, as well as our business processes, people and culture. We believe that providing incentives for executive officers to remain with the Company will enhance its long-term value. Accordingly, we include programs such as our Supplemental Retirement Plan (“SRP”) and Change-in-Control Severance Agreements as components of our executive compensation system to provide such incentives. The full benefit under our SRP is not earned until an executive officer is employed by us for 30 years, and the minimum benefit under these agreements requires 10 years of service. We believe that our long-term incentives are also a key element of our effort to ensure retention of our key executives.

•	Administrative simplicity and direct line of sight to performance.
Each component of the Company’s compensation program is formulaic and focused on creating short-term and long-term shareholder value. The absence of subjective and behavioral criteria in the plan simplifies administration and promotes clear line of sight for participants between performance and their compensation.

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III.	Elements of Compensation

Our executive compensation system is comprised of base salary; our ROCICP, which provides for annual incentive payments; long-term incentives (consisting of RSUs and stock options); a supplemental retirement plan provided through individual agreements with each executive officer; Change-in-Control Severance Agreements and (in the case of our CEO) a Severance

Agreement, each of which specifies payments and benefits upon, respectively, a change in control and involuntary termination; and certain other benefits such as medical, life and disability insurance and participation in the Company’s 401(k) retirement savings plan. We do not provide significant perquisites to executive officers.

A brief description of each element of our executive compensation system and the objective of each element is set forth below.

Compensation Element	Description	Objective
Base Salary	Fixed cash compensation.	•	Provide basic level of income.
		•	Compensate executive officers for fulfilling basic job responsibilities.
		•	Provide base pay commensurate with median salaries of peer group.
		•	Attract and retain key executive officers.
ROCICP Annual Incentive Program	Variable cash compensation paid pursuant to a plan in which all of our sales and administrative employees participate.	•	Align executive compensation with shareholder interests through the payment of an incentive that is based on return on capital, a metric closely correlated with the creation of shareholder value.
		•	Reward executive officers based on actual returns generated relative to the Company’s cost of capital.
Long-Term Incentives	Variable compensation granted 50% as RSUs (normally vesting after three years) and 50% as stock options (normally vesting one-third each year for three years).	•	Further align executive compensation with long-term shareholder interests by linking the value of these incentives to changes in the Company’s common stock price.
		•	Aid in retention and encourage long-term commitment to the Company.
Supplemental Retirement Plan	Non-qualified retirement plan providing additional income to executive officers for 15 years following retirement.	•	Aid in retention and encourage long-term commitment to the Company.
		•	Compensate for federal limits on qualified retirement plans.
Severance/Change-in-Control Severance (“CIC”) Agreements	Our CEO has a severance agreement that specifies payments to him in the event of involuntary termination. All executive officers have CIC agreements specifying their rights related to termination of employment following a change in control of the Company.	• •	Encourage long-term commitment to the Company. Focus executives on shareholder interests. Provide transition assistance in the event of job loss.
Other Benefits	Medical, life and disability insurance; 401(k) savings plan.	•	Provide insurance and basic retirement benefits of the same nature that other Company employees receive.

The discussion below provides more detailed information regarding the elements of our compensation programs for executive officers.

Base Salaries

Base salaries are established by the Committee and reviewed, but not necessarily adjusted, annually. In establishing and adjusting base salaries, the Committee considers the following factors:

•	The executive’s performance;
•	The executive’s responsibilities;
•	The strategic importance of the position;
•	Competitive market compensation information;
•	Skills, experience and the amount of time the executive has served in the position; and
•	The Company’s recent performance and current business outlook.

Annual Incentives

The annual incentive compensation of our executive officers is based on our financial performance pursuant to the terms of our ROCICP. This plan also applies to all of our sales and administrative employees, with target annual incentive payments ranging from 10% to 70% of annual base salary during fiscal 2020, and payments capped at twice the target incentive level. Based on peer group information, the Committee believes our annual incentive opportunity for executive officers at targeted award levels, when added to base salary levels, brings potential total cash compensation near the median total cash compensation for our peer group. When the annual

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incentive is at maximum levels, reflecting excellent Company performance, the potential total cash compensation would be above the median for our peer group. The Committee believes this balance between base salaries and annual cash incentives is appropriate, in that our executive officers’ cash compensation will be near the median for our peer group only if our short-term goals are achieved, and our goal is that such compensation exceeds the median in the event of superior performance during the fiscal year.

For fiscal 2020, we calculated our weighted average cost of capital (“WACC”), for purposes of calculating incentive awards under the ROCICP, to be 10.5% (the same rate we used for both fiscal 2018 and 2019), based on a weighted average of (i) our after-tax interest rate for debt, and (ii) the after-tax return that we believe would be expected by a prudent investor in our stock (which our Committee set at 10.5%). Attaining a return equal to our WACC would have resulted in the payout of incentive compensation at the target bonus level. The performance level at which the maximum incentive payment would be earned was set at 15.5% of the beginning of the year invested capital (WACC + 5%) while the minimum threshold at which an incentive payment would be earned was set at 5.5% of the beginning of year invested capital (WACC - 5%). The actual return on our WACC as calculated under our ROCICP for fiscal 2020 was 9.7%, resulting in incentive payments to our executive officers at 85.4% of the targeted amounts.

For fiscal 2021, the Committee determined that the WACC, for purposes of the ROCICP, will be 9.5%. The Committee based this decision on various assumptions including declines in risk free rates and changes to expected market risk adjusted returns relative to prior periods as reflected within our anticipated capital structure.

The Committee believes that return on invested capital is the most appropriate metric for the annual incentives in that it is driven off both the generation of earnings and responsible management of our balance sheet, and is closely correlated with the creation of shareholder value. Since responsible management of our assets is an integral component of the annual incentive calculation, the Committee believes that use of this program inherently restrains excessive risk-taking on the part of management. The amounts earned annually under the ROCICP are established strictly by formula. The ROCICP does not provide for adjustments to the annual incentive based on subjective factors.

The ROCICP provides that, in the event of a material restatement of earnings, the Board has the right to recover payments previously made under the ROCICP, or to reduce future payments. In making a determination whether and from whom to recover previously paid awards, or to reduce future awards, the Committee will consider the magnitude of the restatement, the reason for the restatement, the role played by any executive officers in the actions and decisions leading to the restatement as well as any other factors the Committee deems relevant.

Long-Term Incentives

Our long-term incentives are entirely equity-based, consisting of 50% RSUs and 50% stock options. Prior to fiscal 2015, these awards were granted under our 2005 Equity Incentive Plan, as amended. On February 17, 2015 our shareholders approved our 2015 Equity Incentive Plan (the “2015 Plan”), which was amended by our shareholders on February 11, 2020, and equity awards beginning on that date have been made under the 2015 Plan. All long-term equity incentives granted to our executive officers during fiscal 2020 were granted under the 2015 Plan. The targeted amount of the awards was established by the Committee early in fiscal 2007 based on input from our independent consultant at that time, Mercer. These targeted amounts were most recently reviewed by the Committee in fiscal 2018 and were maintained during fiscal 2020 at the same rate. The targeted value of the long-term incentives for each executive officer during fiscal 2020 was as follows: Mr. Woltz : $600,000; Mr. Wagner: $275,000; Mr. Petelle: $150,000. The targeted value of Mr. Carano’s long-term incentives for the part of fiscal year 2020 that he was employed by us was $125,000, and will be $250,000 for fiscal 2021. The targeted value of Mr. Gazmarian’ s long-term incentives for the partial fiscal year 2020 was $137,500.

The RSUs and stock options are awarded in two equal tranches, with the first tranche effective on the date of our February annual shareholders meeting and the second tranche effective on the date that is six months after the annual shareholders meeting. These dates are typically about three weeks after the announcement of our quarterly financial results. The Committee believes that providing these awards on predetermined dates that closely follow the reporting of our quarterly financial results is the most appropriate approach.

The number of RSUs and stock options to be awarded to each of our executive officers on each grant date is calculated based on the closing price on such date. For example, the target value of long-term incentives granted to Mr. Woltz during fiscal 2020 was established by the Committee at $600,000. Accordingly, he received the awards of RSUs and stock options in the amounts shown below on the dates indicated. Since the value of each grant of options and RSUs is pre-determined by the Committee, and the awards occur on pre-established dates, management does not participate in the process of granting these options and RSUs.

Date	Type of Grant	No. of Units	Closing Price	ASC Topic 718 Grant Date Value
2/11/20	RSUs	6,790	$22.09	$149,991
2/11/20	Stock Options	20,298	$22.09	$150,002
8/11/20	RSUs	7,553	$19.86	$150,003
8/11/20	Stock Options	16,949	$19.86	$149,999

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The value of each share of Company stock subject to a stock option was established with the assistance of a financial consultant retained by us to calculate the value of our option grants for financial reporting purposes using a Monte Carlo option valuation model. The value of each share of stock subject to a grant of option was established at $7.39 per option share on February 11, 2020 and at $8.85 per option share on August 11, 2020.

Retirement Benefits

Our executive officers each participate in the 401(k) “defined contribution” plan that is available to substantially all our employees. Under this plan, the Company will match 100% of salary deferrals on the first 1% of the participant’s eligible compensation and 50% of the next 5% of eligible compensation. However, Internal Revenue Service (“IRS”) regulations place significant limits on the ability of our executive officers to defer the same portion of their compensation as other participants. To help compensate for these limits, but in a manner that provides significant incentives for executives to remain employed by us, the Committee has established the SRP, which is implemented through individual agreements in which certain of our executives, including all our executive officers, participate. An executive officer is eligible for the full benefit under the SRP if the executive officer remains employed by us for a period of at least 30 years. In that case, we will pay the executive officer, during the 15-year period following the later of (i) retirement, or (ii) reaching age 65, a supplemental retirement benefit equal to 50% of the executive officer’s average annual base salary for the five consecutive years in which he or she received the highest base salary in the 10 years preceding retirement.

An executive officer may receive reduced benefits under the SRP if the executive officer retires prior to completing 30 years of service, so long as the executive has reached at least age 55 and has completed at least 10 years of service. If the executive officer does not complete 10 years of service, no benefit is paid under the SRP. If the executive officer completes at least 10 years, but less than 30, the amount of the benefit will be reduced by 1/360th for each month short of 360 months that the executive officer was employed by us.

Under the SRP, we also provide for pre-retirement disability and death benefits. The disability benefit is payable to an executive officer if, due to disability, the executive officer’s employment terminates before reaching “normal retirement age” as defined for Social Security purposes, or completing 30 years of service. In this event, we would pay the executive officer, during the 10-year period following the date of disability, a supplemental retirement benefit equal to the early retirement benefit described in the preceding paragraph, except that such early retirement benefit, when added to the benefits received (if any) by the executive officer under our long-term disability insurance plan for employees, may not exceed 100% of the executive officer’s highest average annual base salary for five consecutive years in the 10-year period preceding the date on which his disability occurred. If the long-term disability insurance payments end prior to the end of the 10-year period, the pre-retirement disability benefit will continue for the remainder of the 10-year period in an amount equal to 50% of the executive officer’s highest average annual base salary for five consecutive years in the 10-year period preceding the date on which the executive officer’s disability occurred.

The death benefit is payable in the event that the executive officer dies while employed by us. In this event, we will pay to the executive officer’s beneficiary, for a term of 10 years following the executive officer’s death, a supplemental death benefit in an amount equal to 50% of the executive officer’s highest average annual base salary for five consecutive years in the 10-year period preceding the date of his or her death.

Change-in-Control Severance Agreements

We have entered into change-in-control severance agreements with each of our executive officers. These agreements specify the terms of separation in the event that termination of employment occurs following a change in control. These agreements are considered “double-trigger” change-in-control severance agreements, since no benefits are payable under them unless both a change in control and loss of employment occur. The initial term of each agreement is two years and the agreements automatically renew for successive one-year terms unless we or the executive officer provides notice of termination. The agreements do not provide assurances of continued employment, nor do they specify the terms of an executive officer’s termination should the termination occur in the absence of a change in control.

The Committee first provided change-in-control severance agreements to our executive officers in May 2003 because it believed that such agreements should be provided to individuals serving in executive positions that can materially affect the consummation of a change- in-control transaction and are likely to be materially affected by a change in control.

These agreements are consistent with the Committee’s overall objective of aligning the interests of executive officers and shareholders in that they provide protection to the executive officers in the event of job loss following a transaction. Absent this protection, the executive may be distracted by personal uncertainties and risks in the event of a proposed transaction or may not vigorously pursue certain transactions that would benefit shareholders due to potential negative personal consequences.

Under the terms of these agreements, in the event of termination within two years of a change in control, Mr. Woltz would receive severance benefits equal to two times base salary, plus two times the average bonus for the prior three years and the continuation of health and welfare benefits (including payment of premiums for “COBRA” coverage) for two years following termination. Messrs. Carano, Wagner and Petelle would receive severance benefits equal to one times base salary, plus one times the average bonus for the prior three years and the continuation of health and welfare benefits (including payment of premiums for “COBRA” coverage) for one year following termination. In addition, all stock options and RSUs outstanding immediately prior to termination would vest and, in the case of options, become exercisable for the remainder of the term provided for in the original agreement relating to each grant of options. Finally, we would pay up to $15,000 for outplacement services for Messrs. Woltz , Carano, Wagner and Petelle.

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The terms of the change-in-control severance agreements were based on prevailing practice at the time the agreements were executed, and are responsive to market forces affecting securing and retaining the services of executive officers. The Committee determined to provide relatively greater change-in-control severance benefits for Mr. Woltz , our CEO, because it believed he would likely be most engaged in any negotiations leading to a transaction that would result in a change in control, and that he would be less likely to retain his position following a change in control.

Any termination benefits payable under a change-in-control severance agreement are subject to reduction, if necessary, to avoid the application of the “golden parachute” rules of Section 280G and the excise tax imposed under Section 4999 of the Internal Revenue Code. The agreements do not provide for a “gross up” of any payments to cover any tax liability that may be imposed on our executive officers.

Severance Agreement

We have a severance agreement with Mr. Woltz. The severance agreement provides certain termination benefits in the event that we terminate the employment of Mr. Woltz without cause (as defined in the severance agreement). The severance agreement provides for automatic one-year renewal terms unless we or Mr. Woltz provide prior notice of termination. We had a similar severance agreement in place with Mr. Gazmarian prior to his retirement from the company on July 31, 2020.

We first entered into the severance agreement with Mr. Woltz in December 2004. At that time, the Committee concluded that Mr. Woltz, who was leading efforts to restructure the Company, required additional protection in the event that he lost his position under circumstances in which he would not be entitled to benefits under his change-in-control severance agreement.

Mr. Woltz would not be entitled to termination benefits under a severance agreement (i) if his employment with us is terminated for cause, or (ii) if he is entitled to receive benefits under the change-in-control severance agreement described above.

Under the terms of the severance agreements, if Mr. Woltz was terminated without cause, he would receive a lump sum severance payment equal to one and one-half times his annual base salary, and the continuation of health and welfare benefits (including payments of premiums for “COBRA” coverage), for 18 months following termination. In addition, all stock options and RSUs outstanding immediately prior to termination would vest and, in the case of options, become exercisable for the remainder of the term provided for in the original agreement relating to each grant of options. Finally, we would pay up to $15,000 for outplacement services for Mr. Woltz. At the time this agreement was entered into, the Committee believed its terms were comparable to those provided to senior officers of similar public companies.

Any termination benefits payable under a severance agreement are subject to reduction, if necessary, to avoid the application of the “golden parachute” rules of Section 280G and the excise tax imposed under Section 4999 of the Internal Revenue Code.

The Committee periodically reviews the payments that could be received by executive officers pursuant to their respective severance and change-in-control severance agreements, but does not consider the amount of the potential benefits under these agreements when it establishes the elements of each executive officer’s ongoing compensation.

Broad-Based Employee Benefits

Our executive officers participate in employee benefit plans that are offered to all employees, such as health, life and disability insurance and our 401(k) retirement savings plan. Our salaried employees are entitled to designate a beneficiary who will receive a death benefit in the event of the employee’s death while employed by us. The amount of the death benefit is determined by the employee’s salary grade. The death benefit payable to beneficiaries of each of our executive officers is $500,000. We maintain “split dollar” life insurance policies on a broad group of employees, including each of our executive officers, to fund the payment of the death benefit. Proceeds of these policies are payable to us.

Our broad-based employee benefit programs are reviewed periodically to ensure that these programs are adequate based on competitive conditions as well as cost considerations.

Peer Group

As previously noted, we did not adjust our Executive Officers’ compensation in 2020. The custom peer group constructed by the Committee and used by the consultant to benchmark the compensation changes that were implemented in fiscal 2018 consisted of the following publicly-traded companies:

Company Name	Ticker	Company Name	Ticker
Quanex Building Products Corp.	NX	Trex Co., Inc.	TREX
Gibraltar Industries, Inc.	ROCK	PGT Innovations, Inc.	PGTI
Simpson Manufacturing Co.	SSD	Timken Steel Corporation	TMST
Eagle Materials, Inc.	EXP	Continental Building Products, Inc.	CBPX
L.B. Foster Company	FSTR	Ampco-Pittsburgh Corporation	AP
United States Lime & Minerals, Inc.	USLM	Synalloy Corporation	SYNL
Northwest Pipe Co.	NWPX

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Executive Compensation Committee Report

The Executive Compensation Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Company management. Based on this review and discussion, the Executive Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for fiscal 2020.

This Executive Compensation Committee report shall be deemed furnished in our Annual Report on Form 10-K for fiscal 2020, is otherwise not incorporated by reference into any of our previous filings with the SEC and is not to be deemed “soliciting material” or incorporated by reference into any of our future filings with the SEC, irrespective of any general statement included in any such filing that incorporates the Annual Report on Form 10-K referenced above or this proxy statement by reference, unless such filing explicitly incorporates this report.

Executive Compensation Committee

Jon M. Ruth (Chair)

Abney S. Boxley III

Anne M. Lloyd

Joseph A. Rutkowski

G. Kennedy Thompson

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Summary Compensation Table

The following table and accompanying footnotes provide information regarding compensation of our Chief Executive Officer, Chief Financial Officer, former Chief Financial Officer and our two other executive officers for the fiscal year ended October 3, 2020.

SUMMARY COMPENSATION TABLE

						Change in
						Pension Value
						and Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Awards(4)	Awards(4)	Compensation(5)	Earnings(6)	Compensation(7)	Total
Principal Position	Year	($)(3)	($)	($)	($)	($)	($)	($)
H. O. Woltz III	2020	659,423	299,994	300,001	394,203	303,499	17,952	1,975,072
President and CEO	2019	635,000	299,995	299,995	0	511,779	22,691	1,769,460
	2018	606,731	299,984	300,000	849,423	196,087	59,634	2,311,859
Mark A. Carano[1]	2020	132,692	62,499	62,499	67,991	20,703	56,010	402,394
Senior Vice President,
CFO and Treasurer
Michael C. Gazmarian[2]	2020	298,558	68,749	68,744	152,981	158,393	322,210	1,069,635
Vice President,	2019	345,000	137,492	137,500	0	289,787	15,548	925,327
CFO and Treasurer	2018	328,896	137,522	137,505	394,615	99,067	30,277	1,127,882
James F. Petelle	2020	233,654	75,006	74,994	119,724	72,929	17,370	593,677
Vice President-	2019	225,000	75,014	74,999	0	91,114	15,675	481,802
Administration, Secretary and CLO	2018	211,268	74,996	74,993	253,523	54,922	24,074	693,776
Richard T. Wagner	2020	342,692	137,499	137,496	175,595	193,495	14,535	1,001,312
Senior Vice	2019	330,000	137,492	137,500	0	293,511	14,946	913,449
President and Chief Operating Officer	2018	305,769	137,522	137,505	366,923	103,917	29,681	1,081,317

(1)	Mr. Carano joined the Company on May 18, 2020.
(2)	Mr. Gazmarian retired from the Company on July 31, 2020.
(3)	The annual salary rates for Messrs. Woltz, Petelle and Wagner remained at $635,000, $225,000, and $330,000, respectively during fiscal 2020. However due to the fact that we are on a fiscal calendar that normally has 52 weeks but periodically has a 53rd week, our fiscal year 2020 had 53 weeks and included 27 bi-weekly pay periods.
(4)	The amounts reported in these columns reflect the aggregate grant date fair value of stock and option awards granted during each fiscal year and do not reflect the actual value, if any, that may be received by executive officers for their awards. Our assumptions used in the calculation of these amounts for fiscal 2020 are set forth in Note 9 of our consolidated financial statements as reported in our Annual Report on Form 10-K for the fiscal year ended October 3, 2020. Dividend equivalents paid on RSUs are currently paid in cash and are reported in the “All Other Compensation” column.
(5)	The amounts reported in this column for 2020 and 2018 are the annual cash incentive amounts accrued for such fiscal years under our ROCICP. No cash amounts were accrued or paid for fiscal 2019.
(6)	Amounts reported for each fiscal year represent the increase in the present actuarial value during such fiscal year of the executive officer’s accumulated benefits under our Retirement Savings Plan determined using interest rate assumptions consistent with those set forth in Note 11 of our consolidated financial statements as reported in our Annual Report on Form 10-K for the fiscal year ended October 3, 2020. These amounts were calculated based on the following discount rate assumptions as of the end of each fiscal year: 2018, 4.0%, 2019, 3.0% and 2020, 2.75%. If the discount rate had not been changed during fiscal 2020, the amounts reported for fiscal 2020 would have been as follows: Mr. Woltz, $209,176; Mr. Gazmarian, $153,008. Mr. Petelle, $15,925; Mr. Wagner, $154,206. Executive officers may not be fully vested in the amounts reflected herein. We do not offer any program for deferring compensation and therefore there were no above-market earnings on deferrals that were required to be reported in this column.
(7)	Amounts shown for fiscal 2020 include (i) dividend equivalents paid on RSUs; (ii) the current dollar value attributed by the IRS to the death benefit program we provide to our executive officers; (iii) the amount of matching funds paid into our Retirement Savings Plan on behalf of the executive officers, (iv) Sign-on bonus and relocation assistance for Mr. Carano, and (v) the value of the acceleration of stock awards received by Mr. Gazmarian upon his retirement. The following table shows the amount of each component described above and included in the All Other Compensation column.

				Sign on Bonus and	Value of Acceleration
	Dividend Equivalents			Relocation	of Stock Awards
	Paid on RSUs	Death Benefit Value	401(k) Matching Payments	Assistance	Upon Retirement
Name	($)	($)	($)	($)	($)
H. O. Woltz III	4,337	3,583	10,032	0	0
Mark A. Carano	94	0	796	55,120	0
Michael G. Gazmarian	1,456	2,458	8,965	0	309,331
James F. Petelle	1,080	8,415	7,875	0	0
Richard T. Wagner	1,980	2,930	9,625	0	0

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Fiscal 2020 Grants of Plan-Based Awards

The following table provides information regarding (1) annual incentive compensation payments to our executive officers under our ROCICP, and (2) the value of stock options and RSUs awarded to our executive officers during fiscal 2020 under our 2015 Plan.

Beginning in fiscal 2006, our practice has been to grant equity awards on two dates each fiscal year: the date of our annual shareholders meeting and the date that is six months after the shareholders meeting. Stock options have a 10-year term and vest in equal annual increments of one-third of the amount of each grant on the first, second and third anniversaries of the grant date. Options are priced at the closing price of our stock on the date of grant, as reported on Nasdaq. RSUs are settled in shares of our common stock at the end of three years. Our executive officers do not have the right to vote the shares represented by RSUs, and may not sell or transfer RSUs, or use them as collateral. We pay dividend equivalents in cash on outstanding RSUs.

Generally, stock options and RSUs are subject to forfeiture if an executive officer leaves our employ for reasons other than death, disability or retirement prior to vesting or lapse of restrictions. Pursuant to the Severance Agreement we have with Mr. Woltz, vesting of his stock options and RSUs will accelerate in connection with a termination without cause. For all of our executive officers, if employment with us terminates due to death, disability or retirement, or without cause in connection with a change in control pursuant to the terms of our Change-in-Control Severance Agreements, the vesting of their stock options and RSUs will accelerate. See “Potential Payments Upon Termination or Change in Control.”

FISCAL 2020 GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under			All Other Stock	All Other Option	Exercise or	Grant Date Fair
		Non-Equity Incentive Plan Awards(2)			Awards: Number	Awards: Number	Base Price of	Value of Stock
					of Shares of Stock	of Securities	Option	and Option
		Threshold	Target	Maximum	or Units	Underlying	Awards	Awards
Name	Grant Date(1)	($)	($)	($)	(#)	Options (#)	($/Share)(3)	($)(4)
H. O. Woltz III	N/A		461,596	923,192
	2/11/2020				6,790			149,991
	2/11/2020					20,298	22.09	150,002
	8/11/2020				7,553			150,003
	8/11/2020					16,949	19.86	149,999
Mark A. Carano	N/A		79,615	159,230
	8/11/2020				3,147			62,499
	8/11/2020					7,062	19.86	62,499
Michael C. Gazmarian	N/A		179,135	358,270
	2/11/2020				3,112			68,749
	2/11/2020					9,303	22.09	68,744
James F. Petelle	N/A		140,192	280,384
	2/11/2020				1,698			37,509
	2/11/2020					5,074	22.09	37,497
	8/11/2020				1,888			37,497
	8/11/2020					4,237	19.86	37,497
Richard T. Wagner	N/A		205,615	411,230
	2/11/2020				3,112			68,744
	2/11/2020					9,303	22.09	68,749
	8/11/2020				3,462			68,755
	8/11/2020					7,768	19.86	68,747

(1)	The options and RSUs granted on the dates shown in this column were granted under our 2015 Plan. The awards with “N/A” in the Grant Date column represent awards under our Return on Capital Incentive Compensation Plan or ROCICP.
(2)	Our ROCICP, is considered a non-equity incentive plan and is discussed above under “Compensation Discussion and Analysis – Elements of Compensation.” There is no threshold amount payable under the program. The amounts shown in the “Target” column reflect each executive officer’s target bonus percentage of base salary set by the Executive Compensation Committee for fiscal 2020. The amounts shown in the “Maximum” column reflect the maximum amount payable to each executive officer under the program based on his target bonus percentage.
(3)	For each option, the exercise price per share is the closing price of our common stock on Nasdaq on the grant date.
(4)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The actual value an executive officer may receive depends on the market price of our stock, and there can therefore be no assurance that amounts reflected in this column will actually be realized.

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Our equity-based compensatory awards for fiscal 2020 were issued pursuant to our 2015 Plan. This plan was approved by our shareholders on February 17, 2015, and amended to add additional shares on February 11, 2020. The maximum number of shares issuable under the 2015 Plan, as amended, may not exceed 1,650,000 shares, but only 600,000 of the 1,650,000 shares may be used for “full-value” grants, that is, for restricted stock, RSUs or performance awards. Awards settled in cash and shares subject to awards that were forfeited, canceled, terminated, expire or lapse for any reason do not count against this limit, except that shares tendered to exercise outstanding options or shares tendered or withheld to pay taxes do count against the limit. Awards that may be granted under the 2015 Plan include incentive options and non- qualified options, restricted stock awards and RSUs, and performance awards. The number of shares reserved for issuance under the 2015 Plan and the terms of awards may be adjusted upon certain events affecting our capitalization. The 2015 Plan is administered by our Executive Compensation Committee. Subject to the terms of the 2015 Plan, the Executive Compensation Committee has authority to take any action with respect to the 2015 Plan, including selection of individuals to be granted awards, the types of awards and the number of shares of common stock subject to an award, and determination of the terms, conditions, restrictions and limitations of each award.

Additional discussion regarding factors that may be helpful in understanding the information included in the Summary Compensation Table and Fiscal 2020 Grants of Plan-Based Awards table is included above under “Compensation Discussion and Analysis.”

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Outstanding Equity Awards at Fiscal Year End 2020

The following table provides information regarding unexercised stock options and unvested RSUs held by our executive officers as of October 3, 2020, the last day of fiscal 2020. All values in the table are based on a market value of our common stock of $18.95, the closing price reported on Nasdaq on October 2, 2020, the last trading day during fiscal 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2020

	Option Awards				Stock Awards
	Number of Securities	Number of Securities			Number of Units
	Underlying	Underlying	Option	Option	of Stock That	Market Value of
	Unexercised Option	Unexercised Options	Exercise Price	Expiration	Have	Units of Stock That
	(#) Exercisable(1)	(#) Unexercisable(1)	($)	Date	Not Vested (#)(2)	Have Not Vested ($)
H. O. Woltz III	7,657	0	18.05	8/17/2025	38,152	722,980
	5,754	0	23.95	2/11/2026
	8,643	0	34.49	8/11/2026
	10,981	0	37.06	2/7/2027
	16,094	0	26.75	8/7/2027
	9,560	4,780	29.69	2/13/2028
	7,023	3,511	41.85	8/13/2028
	6,282	12,562	21.57	2/12/2029
	7,704	15,408	18.25	8/12/2029
	0	20,298	22.09	2/11/2030
	0	16,949	19.86	8/11/2030
Mark A. Carano	0	7,062	19.86	8/11/2030	3,147	59,636
Michael C. Gazmarian	3,509	0	18.05	10/29/2020
	2,637	0	23.95	10/29/2020
	5,942	0	34.49	10/29/2020
	5,033	0	37.06	10/29/2020
	7,377	0	26.75	10/29/2020
	6,573	0	29.69	10/29/2020
	4,828	0	41.85	10/29/2020
	8,637	0	21.57	10/29/2020
	10,593	0	18.25	10/29/2020
	9,303	0	22.09	10/29/2020
James F. Petelle	1,000	0	17.22	8/12/2023	9,540	180,783
	1,438	0	23.95	2/11/2026
	3,241	0	34.49	8/11/2026
	2,745	0	37.06	2/7/2027
	2,682	0	26.75	8/7/2027
	2,390	1,195	29.69	2/13/2028
	1,755	878	41.85	8/13/2028
	1,571	3,141	21.57	2/12/2029
	1,926	3,852	18.25	8/12/2029
	0	5,074	22.09	2/11/2030
	0	4,237	19.86	8/11/2030
Richard T. Wagner	2,637	0	23.95	2/11/2026	17,487	331,379
	5,942	0	34.49	8/11/2026
	5,033	0	37.06	2/7/2027
	4,918	0	26.75	8/7/2027
	4,382	2,191	29.69	2/13/2028
	3,219	1,609	41.85	8/13/2028
	2,879	5,758	21.57	2/12/2029
	3,531	7,062	18.25	8/12/2029
	0	9,303	22.09	2/11/2030
	0	7,768	19.86	8/11/2030

(1)	All of these options have become exercisable or will become exercisable as to one-third of the total number of shares covered by such option on each of the first, second and third anniversary of the grant date. The grant date in each case is 10 years prior to the option expiration date, except that Mr. Gazmarian’s options all became exercisable upon his retirement on July 31, 2020 and expired 90 days after that date.
(2)	These RSUs will vest on the third anniversary of the date of grant. The number of shares that will vest on dates subsequent to the end of fiscal 2020 is shown in the following chart.

	2/13/21	8/13/21	2/12/22	8/12/22	2/11/23	8/11/23
H.O. Woltz III	5,052	3,584	6,954	8,219	6,790	7,553
Mark A. Carano	0	0	0	0	0	3,147
James F. Petelle	1,263	897	1,739	2,055	1,698	1,888
Richard T. Wagner	2,316	1,643	3,187	3,767	3,112	3,462

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Options Exercised and Stock Vested During Fiscal Year 2020

The following table provides information regarding compensation earned by our executive officers as a result of vesting of RSUs and exercise of stock options during fiscal 2020.

OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
Name	No. of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
H. O. Woltz III	0	0	9,654	200,535
Mark A. Carano	0	0	0	0
Michael C. Gazmarian	0	0	18,450(1)	350,234(1)
James F. Petelle	0	0	2,414	50,144
Richard T. Wagner	0	0	4,425	92,917

(1)	These numbers include 16,595 RSUs that vested in accordance with the terms of their grant agreements, having a value on July 31, 2020 (Mr. Gazmarian’s retirement date), of $309,331.

Pension Benefits

Through individual agreements, we provide supplemental retirement benefits to our executive officers which provide for payments to them for a 15-year period beginning on the later of their (i) retirement or (ii) reaching age 65. The maximum annual benefit payable under the SRP is equal to 50% of the executive officer’s annual base salary for the five consecutive years in which he received the highest salary during the 10 years prior to retirement. Only base salary is included in the calculation of the benefit under the SRP. To receive the maximum benefit under the SRP, the executive officer must be employed by us for at least 30 years. An executive officer will receive reduced benefits under the SRP if he is employed by us for at least 10 years and retires at or after reaching age 55. Since Mr. Woltz has been employed by us for 30 years and has reached 55 years of age, his benefit under the SRP has fully vested. Messrs. Petelle and Wagner meet the minimum requirement for reduced retirement benefits under the SRP, as did Mr. Gazmarian. For more information regarding the SRPs, see the discussion above under the “Compensation Discussion and Analysis – Elements of Compensation” section of this proxy statement. Assumptions used in the calculation of the amounts shown in the following chart are set forth in Note 11 of our consolidated financial statements as reported in our Annual Report on Form 10-K for fiscal 2020.

The following table shows the present value of the accumulated benefit as of October 3, 2020 payable at, following or in connection with retirement to each of our executive officers, including the number of years of service credited to each.

FISCAL 2020 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
H. O. Woltz III	SRP	42	3,728,869	0
Mark A. Carano	SRP	0	20,703	0
Michael C. Gazmarian	SRP	26	1,597,226	0
James F. Petelle	SRP	14	626,406	0
Richard T. Wagner	SRP	28	1,657,139	0

Potential Payments upon Termination or Change in Control

The discussion and tables below describe the potential payments that could be received by each of the executive officers if the executive officer’s employment was terminated on October 3, 2020, the last day of our fiscal year. The amounts in the tables for stock options and RSUs represent the value of the awards that vest as a result of the termination of the executive officer’s employment. For purposes of valuing the stock options and RSUs, the amounts below are based on a per share price of $18.95, which was our closing price as reported on Nasdaq on October 2, 2020.

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BENEFITS AND PAYMENTS UPON TERMINATION

	Voluntary Termination	Termination Without Cause	Termination Without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
H. O. Woltz III
Salary Continuation(1)	0	0	0	0	0	279,743
Severance Payment(2)	0	952,500	2,099,084	0	0	0
Stock Options(3)	0	10,786	10,786	10,786	10,786	10,786
RSUs(4)	0	722,980	722,980	722,980	722,980	722,980
Benefits(5)	0	32,048	42,731	0	0	0
Outplacement	0	15,000	15,000	0	0	0
Supplemental Retirement Plan(6)	3,728,869	3,728,869	3,728,869	3,728,869	2,648,328	2,648,328
Death Benefit(7)	0	0	0	0	500,000	0
TOTAL	3,728,869	5,462,183	6,619,450	4,462,635	3,882,327	3,661,837

(1)	The amounts under the “Disability” column represent the lump-sum present value of bi-weekly payments which Mr. Woltz would be entitled to receive, pursuant to our disability insurance program, until his “normal retirement age” as defined by the Social Security Act, in the event of disability on October 3, 2020.
(2)	These amounts would be paid to Mr. Woltz in a lump sum following termination without cause, pursuant to his severance agreement, or in the event of a termination following a change in control, pursuant to his change-in-control severance agreement.
(3)	These amounts represent the difference between the market value of Insteel stock on October 3, 2020 and the option strike prices for unvested options that would vest (i) pursuant to the terms of the option grant agreements in the event of retirement, death or disability; (ii) pursuant to the terms of the severance agreement in the event of termination without cause; and (iii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.
(4)	These amounts represent the market value of RSUs on October 3, 2020 that would vest (i) pursuant to the terms of the RSU agreements in the event of retirement, death or disability; (ii) pursuant to the terms of the severance agreement in the event of termination without cause; and (iii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.
(5)	These amounts represent premiums for medical and dental insurance which would be paid by us for 18 months following termination without cause and 24 months following termination after a change in control.
(6)	The amounts under the “Voluntary Termination,” “Termination without Cause,” “Termination without Cause after Change in Control” and “Retirement” columns for Mr. Woltz represent the lump-sum present value of his benefits under the SRP, on October 3, 2020, which have vested. The amounts under the “Death” and “Disability” columns represent the estimated lump-sum present value of bi-weekly payments which Mr. Woltz (or his heirs) would have been entitled to receive for a 10-year period pursuant to the SRP in the event of death or disability on October 3, 2020.
(7)	This amount would be payable in a lump sum to the heirs of Mr. Woltz in the event of his death, pursuant to our death benefit program.

	Voluntary Termination	Termination Without Cause	Termination Without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
Mark A. Carano
Salary Continuation(1)	0	0	345,000	0	0	1,931,796
Severance Payment(2)	0	0	196,191	0	0	0
Stock Options(3)	0	0	0	0	0	0
RSUs(4)	0	59,636	59,636	59,636	59,636	59,636
Benefits(5)	0	0	0	0	0	0
Outplacement	0	0	15,000	0	0	0
Supplemental Retirement Plan(6)	0	0	20,703	0	1,490,413	1,490,413
Death Benefit(7)	0	0	0	0	500,000	0
TOTAL		59,636	636,530	59,636	2,050,049	3,481,845

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	Voluntary Termination	Termination Without Cause	Termination Without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
James F. Petelle
Salary Continuation(1)	0	0	225,000	0	0	0
Severance Payment(2)	0	0	124,416	0	0	0
Stock Options(3)	0	2,696	2,696	2,696	2,696	2,696
RSUs(4)	0	180,783	180,783	180,783	180,783	180,783
Benefits(5)	0	0	20,995	0	0	0
Outplacement	0	0	15,000	0	0	0
Supplemental Retirement Plan(6)	626,406	626,406	626,406	626,406	908,308	908,308
Death Benefit(7)	0	0	0	0	500,000	0
TOTAL	626,406	809,885	1,195,296	809,885	1,591,787	1,091,787

	Voluntary Termination	Termination Without Cause	Termination Without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
Richard T. Wagner
Salary Continuation(1)	0	0	330,000	0	0	699,974
Severance Payment(2)	0	0	180,840	0	0	0
Stock Options(3)	0	4,943	4,943	4,943	4,943	4,943
RSUs(4)	0	331,379	331,379	331,379	331,379	331,379
Benefits(5)	0	0	26,323	0	0	0
Outplacement	0	0	15,000	0	0	0
Supplemental Retirement Plan(6)	1,657,139	1,657,139	1,657,139	1,657,139	1,335,557	1,335,557
Death Benefit(7)	0	0	0	0	500,000	0
	1,657,139	1,993,461	2,545,624	1,993,461	2,171,879	2,371,853
(1)	The amounts under the “Termination without Cause or for Good Reason after Change in Control” column would be paid to Messrs. Carano, Petelle and Wagner on a semi-monthly basis for a period of one year, pursuant to their respective change-in-control severance agreements. The amounts under the “Disability” column for Messrs. Carano and Wagner represent the lump-sum present value of bi-weekly payments which they would be entitled to receive, pursuant to our disability insurance program, until their “normal retirement age” as defined by the Social Security Act, in the event of disability on October 3, 2020. Mr. Petelle has reached “normal retirement age” as defined by the Social Security Act and therefore would not receive benefits for disability pursuant to our disability program.
(2)	These amounts would be paid in a lump sum to Messrs. Carano, Petelle and Wagner in the event of a termination following a change in control, pursuant to their change-in-control severance agreements.
(3)	These amounts represent the difference between the market value of Insteel stock on October 3, 2020 and the option strike prices for unvested options that would vest (i) pursuant to the terms of the option grant agreements in the event of retirement, death or disability; and (ii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.
(4)	These amounts represent the market value of RSUs on October 3, 2020, that would vest (i) pursuant to the terms of the RSU agreements in the event of retirement, death or disability; and (ii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.
(5)	These amounts represent premiums for medical and dental insurance which would be paid by us for 12 months following termination after a change in control.
(6)	The amounts under the “Voluntary Termination,” “Termination without Cause,” “Termination without Cause after Change in Control” and “Retirement” columns for Messrs. Carano, Petelle and Wagner represent the lump-sum present value of their respective benefits under the SRP, on October 3, 2020. The amounts under the “Death” and “Disability” columns represent the estimated lump-sum present value of bi-weekly payments which Messrs. Carano, Petelle and Wagner (or their heirs) would have been entitled to receive for a 10-year period pursuant to the SRP in the event of death or disability on October 3, 2020.
(7)	These amounts would be payable in a lump sum to the heirs of Messrs. Carano, Petelle and Wagner in the event of their death, pursuant to our death benefit program.

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Michael C. Gazmarian

Mr. Gazmarian retired from the Company on July 31, 2020, having completed 26 years of service with us. The value of RSUs and stock options that vested on that date pursuant to the terms of their grant agreements was $309,331 for RSUs and $4,131 for stock options, based on a per share closing price of $18.64, which was our closing price on July 31, 2020. The present value on October 3, 2020 of future payments he is entitled to receive pursuant to his Supplemental Retirement Plan is $1,597,226.

CEO Pay Ratio

Pursuant to Item 402(u) of SEC Regulation S-K, we are required to disclose the ratio of the compensation of our Chief Executive Officer to the compensation of our median employee during fiscal 2020. The annual total compensation of our CEO for fiscal 2020 was $1,975,072, as shown in the Summary Compensation Table on p. 29, and the annual total compensation for our median employee, was $52,652, resulting in a pay ratio of 37.5 to 1.

During fiscal 2020, there was no change to our employee population or compensation arrangements that we reasonably believe would significantly affect our pay ratio disclosure. In addition, there was no change in the circumstances of the employee identified as the median employee in fiscal 2020. Accordingly, as permitted by SEC rules, we used the same employee that we identified for this purpose last year and used the employee’s fiscal 2020 base rate of pay, overtime pay and production incentives as the measure to compare to the CEO’s total compensation. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described above.

Director Compensation

Mr. Woltz, our CEO, receives no additional compensation for serving on our Board of Directors. Our independent directors receive an annual cash retainer and an annual grant of RSUs. The RSUs are granted on the date of our annual meeting, and have a one-year vesting period. During fiscal 2020, we paid annual cash retainers to Board members of $55,000 and we provided annual grants of RSUs valued at $60,000, In addition, we pay an annual fee to the Lead Independent Director and the chair of the Audit Committee of $15,000 each. The Chairs of the Nominating and Governance Committee and the Executive Compensation Committee receive annual fees of $10,000 each. The cash fees are paid to our directors quarterly. We do not pay additional “meeting fees” to directors for attendance at Board and committee meetings.

The following table shows the compensation we provided to our non-employee directors during fiscal 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Abney S. Boxley III	55,000	59,996	328	115,324
Anne M. Lloyd	55,000	59,996	244	115,240
W. Allen Rogers II	70,000	59,996	328	130,324
Jon M. Ruth	65,000	59,996	328	125,324
Joseph A. Rutkowski	65,000	59,996	328	125,324
G. Kennedy Thompson	70,000	59,996	328	130,324

(1)	This amount reflects the aggregate grant date fair value of restricted stock units awarded to each non-employee director on the date of our last annual meeting computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and does not reflect the actual value, if any, that may be received by our non-employee directors for their awards. The fair value of 2,716 RSUs issued to each non-employee director on February 11, 2020 was $59,996 based on a closing price of $22.09 on that date. RSUs granted to non-employee directors vest one year after the date of grant.
(2)	This amount reflects dividend equivalents paid in cash on RSUs held by our non-employee directors.

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Compensation Committee Interlocks and Insider Participation

The Executive Compensation Committee consists of Messrs. Boxley, Ruth, Rutkowski and Thompson and Ms. Lloyd. None of the members of the Executive Compensation Committee have ever served as officers or employees of us or any of our subsidiaries. None of our executive officers served during fiscal 2020 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Executive Compensation Committee. In addition, during fiscal 2020, no member of the Executive Compensation Committee engaged in any related party or other transaction of a type that is required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

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Item Number Two Advisory Vote on the Compensation of our Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to hold a “Say-on-Pay” vote at least every three years. In light of the vote of the shareholders at our 2011 annual shareholders’ meeting, which was re-affirmed at our 2017 annual shareholder’s meeting, we determined to continue to hold Say-on-Pay votes annually.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” we design our executive officer compensation programs to attract, motivate and retain the key executives who drive our success and to align the interests of our executive officers with the interest of our shareholders. We are committed to “pay for performance,” meaning that a substantial proportion of our executive officer compensation is variable and will be determined based on our performance. In addition, we design our executive compensation to encourage long-term commitment by our executive officers to Insteel.

Please read the “Executive Compensation” section of this proxy statement, which includes our Compensation Discussion and Analysis, executive officer compensation tables and related narrative discussion, and describes in detail our compensation programs and policies for our executive officers and the decisions made by our Executive Compensation Committee for fiscal 2020. Highlights of our executive officer compensation programs and policies are as follows:

•	We closely monitor the compensation programs of companies of similar size and similar industries, with the objective of providing total compensation opportunities to our executive officers that are near the median of our peer group.
•	To motivate our executive officers and to align their interests with those of our shareholders, we provide annual incentives which are designed to reward our executive officers for the attainment of short-term goals, and long-term incentives, which are designed to reward them for increases in our shareholder value over time.
•	In Fiscal 2020, we paid annual incentives under our ROCICP to our executive officers at 85.4% of the targeted bonus based on our return on capital. We did not pay annual incentives to our executive officers in 2019. Annual incentives were paid at 200% of the targeted amounts in fiscal 2018, 163% in fiscal 2017, 200% in fiscal 2016, 153% in fiscal 2015, 140% in fiscal 2014 and 85.6% during fiscal 2013. For the four fiscal years prior to fiscal 2013, we did not pay annual incentives to our executive officers, due to the severe downturn in the market for our products.
•	We provide executive officers with long-term incentives in the form of stock options and RSUs. These equity-based awards, which vest over a period of three years (except in the case of retirement, death or disability), link compensation with the long-term price performance of our stock, and also provide a substantial retention incentive.
•	After consultation with our independent compensation consultant, we believe that while our long-term incentives may be viewed as less performance-based than those of our peers because they do not include performance contingent vesting, our annual incentive plan is generally more performance-based than plans of our peers, and therefore, taken as a whole, our compensation program is appropriately tied to Company performance. We also believe that time-based vesting of equity awards is appropriate due to the cyclicality of our business and volatility of our financial results.
•	We have entered into change-in-control severance agreements with each of our executive officers. These agreements provide certain benefits in the event of a termination following a change-in-control, also known as a “double-trigger” requirement. We do not provide for tax gross-up payments on any severance payments that would be made in connection with a change-in-control.
•	We do not provide significant perquisites to our executive officers.
•	We have a clawback policy to recoup performance-based payments in the event of a material financial restatement.
•	We have a policy prohibiting our executive officers from entering into financial transactions designed to hedge or offset any decrease in the market value of our stock. This policy also requires our executive officers to pre-disclose any intention to enter into a transaction involving the pledge of our stock as collateral to secure personal loans.

We are requesting shareholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

The Say-on-Pay vote is an advisory vote which is not binding on us. However, the Board and our Executive Compensation Committee value the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions with respect to our executive officers.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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Item Number Three Ratification of the Appointment of Grant Thornton LLP

Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending October 2, 2021. We are submitting the selection of the independent registered public accounting firm for shareholder ratification at the Annual Meeting. We expect a representative of Grant Thornton LLP to be present at the Annual Meeting, and he or she will have the opportunity to make a statement and respond to appropriate questions.

Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Grant Thornton LLP, but still may retain them nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

Fees Paid to Independent Registered Public Accounting Firm

During fiscal 2020, the services of the independent registered public accounting firm included the audit of our annual financial statements, a review of our quarterly financial reports to the SEC, services performed in connection with the filing of our proxy statement and our Annual Report on Form 10-K with the SEC, attendance at meetings with our Audit Committee, consultation on matters relating to accounting, financial reporting and tax-related matters, and advisory services. Our Audit Committee approved all services performed by Grant Thornton LLP in advance of their performance. Grant Thornton LLP has served as our auditor since its appointment on July 27, 2002. Neither Grant Thornton LLP nor any of its associates have any relationship to us or any of our subsidiaries except in its capacity as auditors. Set forth below is certain information relating to the aggregate fees billed by Grant Thornton LLP, for professional services rendered for fiscal years 2019 and 2020.

Type of Fee	2019	2020
Audit Fees	$322,654	$330,980
Audit-Related Fees	$3,850	$9,900
Tax Fees	$0	$0
All Other Fees	$0	$0
TOTAL	$326,504	$340,880

Audit Fees

Audit fees include fees for the recurring annual integrated audit of our financial statements, as well as the review of the quarterly financial reports and other documents filed with the SEC.

Audit-Related Fees

Audit-related fees in fiscal 2020 related to services necessary to integrate the accounting for the business and assets of Strand-Tech Manufacturing, Inc that we acquired in March of 2020. Audit related fees in fiscal 2019 related to services provided in connection with the Company’s adoption of Accounting Standards Updates No. 2016-02 (Leases) and No 2018-11(Leases- Topic 482): Targeted Improvements.

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Tax Fees

No fees related to tax matters, including tax compliance, tax advice and tax planning, were paid to Grant Thornton LLP in fiscal years 2019 or 2020.

Pre-Approval Policies and Procedures

Our Board has adopted an Audit Committee Pre-Approval Policy whereby the Audit Committee is responsible for pre-approving all Audits, Audit-Related, and other Non-Audit Related Services to be performed by the independent registered public accounting firm. The Board has authorized the Audit Committee Chair to pre-approve any Audit-Related, or other Non-Audit Related Services that are to be performed by the independent registered public accounting firm that need to be approved between Audit Committee meetings. Such interim pre-approvals shall be reviewed with the full Audit Committee at its next meeting for its ratification.

The Audit Committee Pre-Approval Policy is available on our website at https://investor.insteel.com/corporate-governance/ governance-documents.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Report of the Audit Committee

During fiscal 2020 the Audit committee consisted of directors Rogers, Thompson and Lloyd and was chaired by Mr. Thompson. All directors who served as members of the Audit Committee during fiscal 2020 are “independent” directors as defined by applicable SEC and Nasdaq rules. The Committee operates under a written charter adopted by our Board of Directors that is available on our website at https://investor.insteel.com/ corporate-governance/governance-documents.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Committee has reviewed the audited consolidated financial statements for the fiscal year ended October 3, 2020 and has met and held discussions with respect to such audited consolidated financial statements with management and Grant Thornton LLP, the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee and Grant Thornton LLP have discussed those matters that are required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees.

Grant Thornton LLP also provided to the Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Committee concerning independence, and the Committee has discussed with Grant Thornton LLP the independence of Grant Thornton LLP.

Based on the Committee’s review of the audited consolidated financial statements, discussions with management and Grant Thornton LLP, and the Committee’s review of the representations of management and the written disclosures and report of Grant Thornton LLP, the Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended October 3, 2020 for filing with the SEC.

Audit Committee

G. Kennedy Thompson (Chair)

W. Allen Rogers II

Anne M. Lloyd

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” and shall not be incorporated by reference into any of our prior or future filings with the SEC, irrespective of any general statement included in any such filing that incorporates this proxy statement by reference, unless such filing explicitly incorporates this Report of the Audit Committee.

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Certain Relationships and Related Person Transactions

Our general policy is to avoid transactions with “related persons,” as that term is described below. Nevertheless, we recognize that there are situations where transactions with related persons might be in our best interests, and therefore in the best interests of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

To help ensure timely identification, review and consideration of any such transactions, the Board maintains a written policy regarding transactions that involve Insteel and any “related persons,” which generally are our executive officers, directors or director nominees, five percent or greater shareholders or their affiliates, and the immediate family members of any such executive officer, director, director nominee or five percent shareholder. Generally, any current or proposed financial transaction, arrangement or relationship in which a related person had or will have a direct or indirect material interest, in an amount exceeding $120,000 and in which we are or will be a participant, requires the approval of the Audit Committee or a majority of the disinterested members of the Board. The Audit Committee, pursuant to authority delegated to it by the Board, will analyze and consider any such transaction in accordance with this written policy in order to determine whether the terms and conditions of the transaction are substantially the same as, or more favorable to Insteel, than transactions that would be available from unaffiliated parties.

Our corporate Secretary is responsible for identifying and presenting each potential related person transaction to the Audit Committee based on information that the Secretary obtains during the process of reviewing annual questionnaires completed by directors and executive officers, as well as on other information that comes to his attention. In conducting its review of any proposed related person transaction, the Audit Committee will consider all of the relevant facts and circumstances available to the Audit Committee, including but not limited to (i) the benefits to Insteel; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the proposed related person transaction; and (v) the terms available to unrelated third parties or to employees generally in an arm’s length negotiation. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Following the end of our fiscal year and prior to the Board’s determination of each director’s independence, the Audit Committee will review any related person transactions that have been previously ratified by the Audit Committee. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of us and our shareholders to continue, modify or terminate any ongoing related person transactions. With respect to related person transactions that involve a director, the immediate family member of a director, or an entity in which a director is a partner, shareholder or executive officer, the Audit Committee will discuss with the Board whether any such related person transaction affects the independence of the director.

Since the beginning of our last fiscal year, there have been no related person transactions, and there are currently no proposed related person transactions, in which we were or are to be a participant.

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

The Board hopes that shareholders will attend the Annual Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated. Shareholders who attend the Annual Meeting may vote their Shares even though they have sent in their proxies, although shareholders who hold their Shares in “street name” will need to obtain a proxy from the brokerage firm or other nominee that holds their Shares, to vote such Shares at the Annual Meeting.

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Questions and Answers About the Annual Meeting

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because you owned Shares of our common stock at the close of business on the December 16, 2020 record date for the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

When you sign and return the proxy card, you appoint H.O. Woltz and James F. Petelle, and each of them individually, as your representatives at the Annual Meeting. Messrs. Woltz and Petelle will vote your Shares at the Annual Meeting as you have instructed them. By submitting your proxy card, your Shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If a matter comes up for vote at the Annual Meeting that is not described in this proxy statement or listed on the proxy card, Messrs. Woltz and Petelle will vote your Shares, under your proxy, in their discretion. As of the date of this proxy statement, we do not expect that any matters other than those described in this proxy statement will be voted upon at the Annual Meeting.

What is being voted on at the Annual Meeting?

The table below shows the proposals subject to vote at the Annual Meeting, along with information on what vote is required to approve each of the proposals, assuming the presence of a quorum, and the Board’s recommendation for each proposal. On the proposal to elect directors you may vote “FOR” or “WITHHOLD,” and on each other proposal, you may vote “FOR”, “AGAINST” OR “ABSTAIN”.

Proposal	Vote Required	Board Recommendation
Proposal 1: Election of two nominees to the Board of Directors	Plurality of Votes Cast*	FOR all nominees
Proposal 2: Advisory Vote on the compensation of our executive officers	Majority of the Votes Cast	FOR
Proposal 3: Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2021	Majority of the Votes Cast	FOR

*	Although a director will be elected by a plurality of votes cast, in the event a director receives less than a majority of the shares voted in an uncontested election, the director is required to submit his or her resignation to the Board. See “Board Governance Guidelines” on p. 11.

Who is entitled to vote?

All holders of record of our Shares at the close of business on December 16, 2020, the record date, are entitled to receive notice of the Annual Meeting and to vote the Shares held by them on the record date. Each outstanding Share entitles its holder to cast one vote for each matter to be voted upon.

May I attend the Annual Meeting?

All holders of record of our Shares at the close of business on the record date, or their designated proxies, are entitled to attend the Annual Meeting.

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What constitutes a quorum in order to hold and transact business at the Annual Meeting?

Consistent with state law and our bylaws, the presence, in person or by proxy, of holders of at least a majority of the total number of Shares entitled to vote is necessary to constitute a quorum for purposes of voting on a particular matter at the Annual Meeting. As of the record date, there were 19,313,967 shares outstanding and entitled to vote at the Annual Meeting. Once a Share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions or “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding Shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. See “Will my Shares be voted if I do not sign and/or return my proxy card?”

How do I vote?

Voting by Holders of Shares Registered in the Name of a Brokerage Firm, Bank or Other Nominee

If your Shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you should receive directions from your nominee that you must follow in order to have your Shares voted. “Street name” shareholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the brokerage firm or other nominee that holds their common stock of record.

Voting by Holders of Shares Registered Directly in the Name of the Shareholder

If you hold your Shares in your own name as a holder of record, you may vote in person at the Annual Meeting or instruct the proxy holders named in the enclosed proxy card how to vote your Shares by mailing your completed proxy card in the postage-paid envelope that we have provided to you. Please make certain that you mark, sign and date your proxy card prior to mailing. All valid proxies received and not revoked prior to the Annual Meeting will be voted in accordance with the instructions therein.

What are the Board’s recommendations?

If no instructions are indicated on your valid proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote:

•	FOR the election of the two director nominees named in the proxy statement;
•	FOR the approval, on an advisory basis, of the compensation of our executive officers; and
•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2021.

Will other matters be voted on at the Annual Meeting?

We are not aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, Messrs. Woltz and Petelle will vote your Shares, under your proxy, in their discretion.

Can I revoke or change my proxy instructions?

You may revoke or change your proxy at any time before it has been exercised by:

•	notifying our Secretary at 1373 Boggs Drive, Mount Airy, North Carolina 27030 in writing before the Annual Meeting that you have revoked your proxy;
•	delivering a later dated proxy to our Secretary prior to or at the Annual Meeting; or
•	appearing in person and voting by ballot at the Annual Meeting.

Any shareholder of record as of the record date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence of a shareholder at the Annual Meeting without further action will not constitute revocation of a previously given proxy.

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What vote is required to approve each proposal in this proxy statement, assuming a quorum is present at the Annual Meeting?

•	The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. Shareholders do not have cumulative voting rights in connection with the election of directors. This means that the two nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.
•	The advisory vote on the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the advisory vote. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board and the Executive Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.
•	The vote to ratify the appointment of our independent registered public accounting firm will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the proposal. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the vote when making future decisions regarding the selection of our independent registered public accounting firm.

Will my Shares be Voted if I do not sign and/or return my proxy card?

If your Shares are held in “street name” and you fail to give instructions as to how you want your Shares voted (a “non-vote”), the brokerage firm, bank or other nominee who holds Shares on your behalf may, in certain circumstances, vote the Shares in their discretion.

With respect to “routine” matters, such as the ratification of the appointment of our independent registered public accounting firm, a brokerage firm or other nominee has authority (but is not required) under the rules governing self-regulatory organizations (the “SRO rules”), including Nasdaq, to vote its clients’ Shares if the clients do not provide instructions. When a brokerage firm or other nominee votes its clients’ Shares on routine matters without receiving voting instructions, these Shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of Shares voted FOR, ABSTAINING or AGAINST with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors and the advisory vote on the compensation of our executive officers, a brokerage firm or other nominee is not permitted under the SRO rules to vote its clients’ Shares if the clients do not provide instructions. The brokerage firm or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of Shares voted FOR, WITHHELD FROM, AGAINST or ABSTAINING with respect to such non-routine matters.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•	vote your Shares on routine matters and cast a “broker non-vote” on non-routine matters; or
•	leave your Shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your Shares will be voted in accordance with your wishes at the Annual Meeting.

What other information should I review before Voting?

Our 2020 Annual Report, which includes a copy of our Annual Report on Form 10-K filed with the SEC, is included in the mailing with this proxy statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of our Annual Report on Form 10-K filed with the SEC, including the financial statements and financial statement schedules, may be obtained without charge by:

•	writing to our Secretary at: 1373 Boggs Drive, Mount Airy, North Carolina 27030;
•	accessing the EDGAR database at the SEC’s website at www.sec.gov; or
•	accessing our website at https://investor.insteel.com/corporate-governance/governance-documents

The contents of our website are not and shall not be deemed to be a part of this proxy statement.

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Where can I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a Current Report on Form 8-K that we will file with the SEC shortly after the meeting.

What is householding?

The SEC rules allow for householding, which is the delivery of a single proxy statement and Annual Report to an address shared by two or more of our shareholders. A single copy of the Annual Report and the proxy statement will be sent to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders.

If you prefer to receive a separate copy of the proxy statement or the Annual Report, please write to Investor Relations, Insteel Industries Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030; or telephone our Investor Relations Department at (336) 786-2141, and we will promptly send you separate copies. If you are currently receiving multiple copies of the proxy statement and Annual Report at your address and would prefer to receive only a single copy of each, you may contact us at the address or telephone number provided above.

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Shareholder Proposals for the 2022 Annual Meeting

Proposals for Inclusion in the Proxy Statement

Any shareholder desiring to present a proposal to be included in the proxy statement for action at our 2022 Annual Meeting must deliver the proposal to us at our principal executive offices no later than September 5, 2021. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

Other Proposals

Under our bylaws, a shareholder may not bring other business before a shareholder meeting which is not intended to be included in the proxy materials for our 2022 Annual Meeting unless the shareholder’s timely, accurate and complete written notice has been delivered to, or mailed to and received by, our Secretary at our principal offices not later than October 5, 2021.

Such notice must include, in addition to any requirements imposed by applicable law:

•	a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting;
•	the name and address, as they appear on our books, of each holder of voting securities proposing such business and each Shareholder Associated Person (as defined below);
•	the class and number of Shares of our common stock or other securities that are owned of record or beneficially by such holder and by each Shareholder Associated Person;
•	any material interest of such shareholder and each Shareholder Associated Person in such business other than such person’s interest as a shareholder of the Company (including any anticipated benefit to the shareholder or Shareholder Associated Person therefrom);
•	to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice; and
•	a description of any hedging or other transactions entered into by the shareholder giving the notice or any Shareholder Associated Person if the effect of such transactions is to mitigate loss or manage risk of stock price changes, or to increase the voting power of such shareholder or Shareholder Associated Person.

“Shareholder Associated Person” of any shareholder means (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of Shares of stock of the Company owned of record or beneficially by such shareholder, and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person.

These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement. If the presiding officer at any meeting of shareholders determines that a shareholder proposal was not timely made in accordance with the bylaws, we may disregard such proposal. Additionally, any information submitted by shareholders pursuant to our bylaws shall be updated upon written request of the Secretary of the Company, and information which is inaccurate to a material extent or not timely updated may be deemed not to have been provided in accordance with the bylaws.

Proposals for a Director Nominee and Related Procedures

Under our bylaws, in order for a shareholder to nominate a candidate for director, timely, accurate and complete notice must be delivered to, or mailed to and received by, our Secretary at our principal offices not later than October 5, 2021.

The shareholder filing the notice of nomination must include:

•	the information set forth above, under “Other Proposals;”
•	the name and address of the person or persons nominated by such shareholder;

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•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
•	a description of all arrangements or understandings between such shareholder (and any Shareholder Associated Person) and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder;
•	any other information relating to each nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act; and
•	the written consent of each nominee to be nominated and to serve as a director if elected.

Delivery of Notice of a Proposal

In each case discussed above, the required notice must be given by personal delivery or by United States certified mail, postage prepaid, to our Secretary, whose address is c/o Insteel Industries Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030.

The Company’s Bylaws

The foregoing procedures are set forth in our bylaws, as last amended December 19, 2016. Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary. A copy of the bylaws is filed as an exhibit to our Form 10-Q filed with the SEC on January 19, 2017, and is available at the SEC’s Internet website (www.sec.gov) and our website at https://investor.insteel.com/corporate-governance/governance-documents.

Expenses of Solicitation

We will bear the costs of solicitation of proxies. In addition to the use of the telephone, internet or mail, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees, and no additional compensation will be paid to such individuals. We have also retained the services of Morrow Sodali, LLC for a fee of $5,500 plus out-of-pocket expenses to aid in the distribution of the proxy materials as well as to solicit proxies from institutional investors on behalf of Insteel.

Arrangements may also be made with the stock transfer agent and with brokerage houses and other custodians, nominees and fiduciaries that are record holders of Shares for the forwarding of solicitation material to the beneficial owners of Shares. We will, upon the request of any such entity, pay such entity’s reasonable expenses for completing the mailing of such material to such beneficial owners.

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Annual Report and Financial Statements

Our Annual Report to shareholders for the fiscal year ended October 3, 2020, including a copy of our Annual Report on Form 10-K as filed with the SEC, which contains financial statements and other information, is being mailed to shareholders with this proxy statement, but it is not to be regarded as proxy soliciting material.

Additional copies of our Annual Report on Form 10-K filed with the SEC may be obtained, without charge, by any shareholder upon written request to Mark A. Carano, Senior Vice President, Chief Financial Officer and Treasurer, Insteel Industries Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030; provided, however, that a copy of the exhibits to such Annual Report on Form 10-K, for which there may be a reasonable charge, will not be supplied to such shareholder unless specifically requested.

Directions to the Annual Meeting may also be obtained by writing to Mr. Carano at the address shown above, or by calling our Investor Relations Department at (336) 786-2141.

By order of the Board of Directors

James F. Petelle, Secretary
Mount Airy, North Carolina
January 4, 2021

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**ANNUAL MEETING OF SHAREHOLDERS OF**

# INSTEEL INDUSTRIES, INC.

**COMMON STOCK**

**February 16, 2021**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000001000 3 021621

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ G. Kennedy Thompson
○ H.O. Woltz III

**INSTRUCTIONS**

To withhold authority for any individual nominee(s), mark **"FOR ALL EXCEPT" and fill in the circle next to each Nominee you wish to withhold**, as shown here: ●
If you wish to vote "FOR ALL NOMINEES", simply put an "X" in that box.

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Advisory vote to approve the compensation of our executive officers. | ☐ | ☐ | ☐ |
| 3. Ratification of appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2021. | ☐ | ☐ | ☐ |

**Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign this proxy and return it in the accompanying envelope. The Board of Directors recommends a vote "FOR" all director nominees and "FOR" proposals 2 and 3.**

**The undersigned understands that the shares of common stock represented by this proxy will be voted as specified and if no choice is specified, a properly executed proxy will be voted "FOR" all director nominees, and "FOR" proposals 2 and 3. If any other business is properly presented at the Annual Meeting or any adjournment thereof, this proxy will be voted in the discretion of the agents and proxies appointed herein.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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0

PROXY

# INSTEEL INDUSTRIES, INC.

## COMMON STOCK

**1373 Boggs Drive, Mount Airy, North Carolina 27030**

**PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON**

**February 16, 2021**

**This proxy is being solicited on behalf of the Board of Directors of the Company.**

The undersigned shareholder, having received notice of the Annual Meeting of Shareholders and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) H. O. Woltz III and James F. Petelle, and each of them, with full power to act alone, as agents and proxies of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of **Insteel Industries, Inc.** (the "Company") to be held at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina 27030, on Tuesday, February 16, 2021, at 9:00 a.m. Eastern Time, and any adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of common stock of the Company which the undersigned is entitled to vote or act upon, with all the powers the undersigned would possess if personally present. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy, if duly executed, will be voted as directed by the undersigned. **If no direction is given with respect to any proposal, this proxy, if duly executed, will be voted as recommended by the Board of Directors.** Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy by properly voting at the Annual Meeting or otherwise delivering a later-dated proxy.

**(Continued and to be signed on the reverse side.)**

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ANNUAL MEETING OF SHAREHOLDERS OF

# INSTEEL INDUSTRIES, INC.

**401-K**

**February 16, 2021**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000001000 3 021621

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ G. Kennedy Thompson
○ H.O. Woltz III

**INSTRUCTIONS**

To withhold authority for any individual nominee(s), mark **"FOR ALL EXCEPT" and fill in the circle next to each Nominee you wish to withhold**, as shown here: ●
If you wish to vote "FOR ALL NOMINEES", simply put an "X" in that box.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Advisory vote to approve the compensation of our executive officers. | ☐ | ☐ | ☐ |
| 3. Ratification of appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2021. | ☐ | ☐ | ☐ |

**Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign this proxy and return it in the accompanying envelope. The Board of Directors recommends a vote "FOR" all director nominees and "FOR" proposals 2 and 3.**

**The undersigned understands that the shares of common stock represented by this proxy will be voted as specified and if no choice is specified, a properly executed proxy will be voted "FOR" all director nominees, and "FOR" proposals 2 and 3. If any other business is properly presented at the Annual Meeting or any adjournment thereof, this proxy will be voted in the discretion of the agents and proxies appointed herein.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____ Date: ____ Signature of Shareholder ____ Date: ____

**Note:** Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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0

PROXY

# INSTEEL INDUSTRIES, INC.

## 401-K

**1373 Boggs Drive, Mount Airy, North Carolina 27030**

**PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON**

**February 16, 2021**

**This proxy is being solicited on behalf of the Board of Directors of the Company.**

The undersigned shareholder, having received notice of the Annual Meeting of Shareholders and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) H. O. Woltz III and James F. Petelle, and each of them, with full power to act alone, as agents and proxies of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of **Insteel Industries, Inc.** (the "Company") to be held at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina 27030, on Tuesday, February 16, 2021, at 9:00 a.m. Eastern Time, and any adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of common stock of the Company which the undersigned is entitled to vote or act upon, with all the powers the undersigned would possess if personally present. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy, if duly executed, will be voted as directed by the undersigned. **If no direction is given with respect to any proposal, this proxy, if duly executed, will be voted as recommended by the Board of Directors.** Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy by properly voting at the Annual Meeting or otherwise delivering a later-dated proxy.

**(Continued and to be signed on the reverse side.)**

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ANNUAL MEETING OF SHAREHOLDERS OF

# INSTEEL INDUSTRIES, INC.

**ESPP**

**February 16, 2021**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000001000 3 021621

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ G. Kennedy Thompson
○ H.O. Woltz III

**INSTRUCTIONS**

To withhold authority for any individual nominee(s), mark **"FOR ALL EXCEPT" and fill in the circle next to each Nominee you wish to withhold**, as shown here: ●
If you wish to vote "FOR ALL NOMINEES", simply put an "X" in that box.

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Advisory vote to approve the compensation of our executive officers. | ☐ | ☐ | ☐ |
| 3. Ratification of appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2021. | ☐ | ☐ | ☐ |

**Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign this proxy and return it in the accompanying envelope. The Board of Directors recommends a vote "FOR" all director nominees and "FOR" proposals 2 and 3.**

**The undersigned understands that the shares of common stock represented by this proxy will be voted as specified and if no choice is specified, a properly executed proxy will be voted "FOR" all director nominees, and "FOR" proposals 2 and 3. If any other business is properly presented at the Annual Meeting or any adjournment thereof, this proxy will be voted in the discretion of the agents and proxies appointed herein.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

**Note:** Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY

# INSTEEL INDUSTRIES, INC.

## ESPP

**1373 Boggs Drive, Mount Airy, North Carolina 27030**

**PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON**

**February 16, 2021**

**This proxy is being solicited on behalf of the Board of Directors of the Company.**

The undersigned shareholder, having received notice of the Annual Meeting of Shareholders and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) H. O. Woltz III and James F. Petelle, and each of them, with full power to act alone, as agents and proxies of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of **Insteel Industries, Inc.** (the "Company") to be held at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina 27030, on Tuesday, February 16, 2021, at 9:00 a.m. Eastern Time, and any adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of common stock of the Company which the undersigned is entitled to vote or act upon, with all the powers the undersigned would possess if personally present. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy, if duly executed, will be voted as directed by the undersigned. **If no direction is given with respect to any proposal, this proxy, if duly executed, will be voted as recommended by the Board of Directors.** Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy by properly voting at the Annual Meeting or otherwise delivering a later-dated proxy.

1.1 **(Continued and to be signed on the reverse side.)** 14475